                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               CUNO INCORPORATED
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

[LOGO OF CUNO INCORPORATED]




  Notice of
  Annual Meeting
  of
  Stockholders
  March 25, 1999
  and
  Proxy Statement



  CUNO Incorporated
  400 Research Parkway
  Meriden, Connecticut  06450

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD MARCH 25, 1999

To the Stockholders of CUNO Incorporated:

  The Annual Meeting of the Stockholders of CUNO Incorporated will be held at the Radisson Hotel & Conference Center, 100 Berlin Road, Cromwell, Connecticut on Thursday, March 25, 1999, at 10:00 a.m., for the following purposes:

     1.   Election of four (4) Class III directors to serve for a term of three
          (3) years and until their successors shall have been elected and qualified;

     2.   Approval of the 1996 Stock Incentive Plan First Amendment;

     3.   Approval of the Non-Employee Directors' Stock Option Plan First
          Amendment;

     4. Ratification of the selection of Ernst & Young LLP as independent auditors for the fiscal year ending October 31, 1999; and

     5. Transaction of such other business as may properly come before the meeting and any adjournments or postponements thereof;

all in accordance with the accompanying Proxy Statement.

  The Board of Directors has fixed the close of business on January 27, 1999, as the record date for the determination of the stockholders entitled to notice of, and to vote at, such meeting.

  BY ORDER OF THE BOARD OF DIRECTORS



  JOHN A. TOMICH
  Counsel and Secretary

February 1, 1999

                         VOTING YOUR PROXY IS IMPORTANT

          PROMPT ACTION IN SENDING IN YOUR PROXY WILL ELIMINATE THE EXPENSE OF FURTHER SOLICITATION. AN ENVELOPE IS PROVIDED FOR YOUR USE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU ARE RECEIVING A PROXY FOR EACH ACCOUNT IN YOUR HOUSEHOLD. PLEASE VOTE, SIGN AND MAIL ALL PROXIES YOU RECEIVE.

                                PROXY STATEMENT
                         Annual Meeting of Stockholders
                                 March 25, 1999


  This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of CUNO Incorporated (the "Company") of proxies to be voted at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Radisson Hotel & Conference Center, 100 Berlin Road, Cromwell, Connecticut, on Thursday, March 25, 1999, at 10:00 a.m., and at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.


                                 VOTING SHARES

  The Board of Directors has fixed the close of business on January 27, 1999, as the record date for the determination of stockholders entitled to notice of and to vote at said meeting. Only stockholders of record at the close of business on that date will be entitled to vote at the meeting or any adjournments or postponements thereof. The Company's voting securities outstanding on December 31, 1998, consisted of 16,167,984 shares of its $.001 par value common stock ("Common Stock") (exclusive of 4,328 shares of treasury stock). Each share of Common Stock is entitled to one vote on all matters to come before the Annual Meeting. A plurality of the votes cast in person or by proxy is required to elect the nominees for director. The affirmative vote of a majority of the shares cast in person or by proxy is required to (i) approve the First Amendment to the Company's 1996 Stock Incentive Plan; (ii) approve the First Amendment to the Company's Non-Employee Directors' Stock Option Plan; and, (iii) ratify the selection of Ernst & Young LLP as independent public auditors of the Company's financial statements for the fiscal year ended October 31, 1999.

  Any stockholder giving a proxy will have the right to revoke it at any time prior to the voting thereof by giving written notice to the Secretary of the Company. All shares represented by effective proxies will be voted at the meeting or at any adjournments or postponements thereof. In addition, if you are present at the meeting, you may revoke your proxy at that time and vote personally on all matters brought before the meeting. All shares represented by effective proxies marked "abstain" will be counted as present and entitled to vote for purposes of reaching a quorum at the meeting or at any adjournments or postponements thereof and will be counted for purposes of voting on any proposal presented at the meeting or any adjournments or postponements thereof. Abstentions will have the same effect as votes cast against a proposal. If a broker indicates on a proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter and will have no effect on the vote on such matter. This Proxy Statement and the accompanying form of proxy were first mailed to stockholders on or about February 1, 1999.

  A list of stockholders entitled to vote at the Annual Meeting, arranged in alphabetical order, showing the address of and number of shares registered in the name of each stockholder, will be open to the examination of any stockholder, for any purpose germane to the Annual Meeting, during ordinary business hours, commencing March 15, 1999, and continuing through the date of the Annual Meeting, at the principal offices of the Company, 400 Research Parkway, Meriden, Connecticut 06450.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

  The Company's Amended and Restated Certificate of Incorporation allows for the Board of Directors to consist of up to twelve directors. In January 1999, in accordance with the Company's Amended and Restated Certificate of Incorporation, the Board of Directors approved increasing its size from nine to ten directors, divided into three classes. At the Annual Meeting, four directors of Class III will be elected, each for a term of three years expiring at the Annual Meeting of Stockholders in 2002. Directors of Class III whose terms of office expire at the Annual Meeting on March 25, 1999, are Mr. Frederick C. Flynn, Jr., Mr. C. Edward Midgley, Mr. Paul J. Powers, and Mr. David L. Swift, all of whom were nominated for election by the Board of Directors. It is the intention of the persons named in the enclosed form of proxy to vote such proxy as specified and, if no specification is made on a signed and returned proxy, to vote such proxy for the election as directors the four nominees listed in the table set forth below to serve for a term of three years and until their successors shall be elected and qualified. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT TO SERVE AS DIRECTORS OF THE COMPANY.

  The Board of Directors has no reason to believe that the persons nominated will not be available. In the event that a vacancy among such original nominees occurs prior to the meeting, shares represented by the proxies so appointed will be voted for a substitute nominee or nominees designated by the Board of Directors and for the remaining nominees. All of the original nominees have consented to serve if elected. In any event, the shares represented by the proxy will be voted for the election of directors unless instructed to the contrary.

  The terms of office of Mr. Joel B. Alvord, Dr. Charles L. Cooney and Mr. John
M. Galvin, all Class I directors, will expire at the annual meeting in 2000 and the terms of office of Mr. Norbert A. Florek, Mr. Mark G. Kachur, and Mr. Gerald
C. McDonough, all Class II directors, will expire at the annual meeting in 2001.

  Each Stockholder will be entitled to vote the number of shares of Common Stock held as of the record date by such Stockholder for the number of directors to be elected. Stockholders will not be allowed to cumulate their votes in the election for directors.

                           INFORMATION AS TO NOMINEES

  The names of the nominees for the office of director to be elected at the Annual Meeting, together with certain information concerning the nominees, are set forth below:


               Frederick C. Flynn, Jr., age 48
               Nominee for Class III Director (present term expires in 1999)

               Mr. Flynn was appointed a director of the Company, Senior Vice President--Finance and Administration, Chief Financial Officer, Treasurer and Assistant Secretary of the Company in January 1999. From 1997 through 1998, he served as Senior Vice President--
[PHOTO] Finance and Chief Financial Officer of GE Capital Information Technology Solutions. In 1996 he was Senior Vice President-- Finance of National Medical Care, Inc. and from 1979 to 1995 he was with United Technologies Corporation, the last six years as Vice President--Treasurer. He holds a bachelor of science degree in Economics from Boston College and a master's degree in Business Administration from the University of Connecticut.



               C. Edward Midgley, age 61 - Director since 1995
               Nominee for Class III Director (present term expires in 1999)

               Mr. Midgley has been a director of the Company since 1995, when the Company was a subsidiary of Commercial Intertech Corp. Mr. Midgley has been associated with PaineWebber Incorporated since 1995 and is currently an Advisory Director. From 1992 until 1995,
[PHOTO] he was Co-Head of Investment Banking, Executive Managing Director, Head of Mergers and Acquisitions and a Member of the Board of Directors of Kidder, Peabody & Co. Incorporated. He holds a bachelor of arts degree in Economics from Princeton University and a master's degree in Business Administration from Harvard Business School. Mr. Midgley is also a director of Commercial Intertech Corp.



               Paul J. Powers, age 63 - Director since 1986
               Nominee for Class III Director (present term expires in 1999)

               Mr. Powers has been a director of the Company since 1986, when the Company was a subsidiary of Commercial Intertech Corp., Chairman of the Board of Directors since June 1987, and Chief Executive Officer of the Company from July 1996 until December 1,
[PHOTO] 1997. He has also been President and Chief Operating Officer of Commercial Intertech Corp. since 1984 and Chairman and Chief Executive Officer since 1987. He holds a bachelor's degree in Economics from Merrimack College and a master's degree in Business Administration from George Washington University. Mr. Powers is also a director of Commercial Intertech Corp., First Energy Corp., Global Marine, Inc. and Twin Disc, Inc.

               David L. Swift, age 62 - Director since 1996
               Nominee for Class III Director (present term expires in 1999)

               Mr. Swift has been a director of the Company since August 1996. Mr. Swift retired in 1996 from Acme-Cleveland Corporation, a manufacturer of communications, motion control and measurement
[PHOTO] products, where he served as Chairman of the Board since 1993 and Chief Executive Officer and President since 1988. He holds a bachelor of science degree from Ball State University and a juris doctorate from the Salmon P. Chase College of Law. Mr. Swift is also a director of Alltrista Corporation and Twin Disc, Inc.



                  INFORMATION CONCERNING DIRECTORS WHOSE TERMS
                   OF OFFICE WILL CONTINUE AFTER THE MEETING

  The names of the remaining six directors of the Company, and certain information with respect to the directors, are as follows:


               Joel B. Alvord, age 60 - Director since 1996
               Class I Director (present term expires in 2000)

               Mr. Alvord has been a director of the Company since August 1996. He is currently President and Managing Director of Shawmut Capital Partners. Prior to joining Shawmut, he was Chairman of Fleet Financial Group for two years, after it was merged with
[PHOTO] Shawmut National Corporation. Mr. Alvord served as Chief Executive Officer of Shawmut National Corporation from 1987 to 1995. He is a director of HSB Group, Fleet Financial Group and the American Skiing Company. He has been a member of the Board of the Federal Reserve Bank of Boston and Swiss Reinsurance Company of North America. He is a trustee of the Wang Center for the Performing Arts, the American Repertory Theater and the Harvard Eating Disorders Center.



               Dr. Charles L. Cooney, age 54 - Director since 1996 Class I Director (present term expires in 2000)

               Dr. Cooney has been a director of the Company since August 1996. He has been a Professor of Chemical and Biochemical Engineering at the Massachusetts Institute of Technology ("MIT") since 1982. At MIT he is also the executive officer of the Department of
[PHOTO] Chemical Engineering and the co-director of the Program on the Pharmaceutical Industry. Since 1989, he has served as the regional editor of Bioseparations, and in 1992, Dr. Cooney became a founding Fellow for the American Institute for Medical and Biological Engineering. He holds a bachelor of science degree in Chemical Engineering from the University of Pennsylvania and a master's degree and a Ph.D. in Biochemical Engineering from MIT. Dr. Cooney is also a director of Genzyme Corporation and Astra AB.

               John M. Galvin, age 66 - Director since 1993
               Class I Director (present term expires in 2000)

               Mr. Galvin has been a director of the Company since 1993, when the Company was a subsidiary of Commercial Intertech Corp. Since his retirement in 1992 from The Irvine Company, a major landowner and developer that also owns a major portfolio of
[PHOTO] income property, Mr. Galvin has been a private investor and consultant. From 1987 until 1992, he was Vice Chairman and Director of The Irvine Company. He holds a bachelor's degree in Business Administration from Indiana University. Mr. Galvin is also a director of Commercial Intertech Corp. and Global Marine, Inc.



               Norbert A. Florek, age 59 - Director since 1996
               Class II (present term expires in 2001)

               Mr. Florek has been a director of the Company since August 1996. Mr. Florek retired from the Allstate Insurance Company in 1995,
[PHOTO] where he served as Chief Financial Officer since 1990 and as a member of the Board of Directors. Since 1995, he has been a private financial consultant. He is a CPA and holds a bachelor's degree in Business Administration from Loyola University.



               Mark G. Kachur, age 55 - Director since 1996
               Class II (present term expires in 2001)

               Mr. Kachur has been a director of the Company since July 1996, President and Chief Operating Officer of the Company since September 1996 and President and Chief Executive Officer of the Company as of December 1, 1997. Since joining the Company in
[PHOTO] 1994, Mr. Kachur has been a Senior Vice President of Commercial Intertech Corp. and President of the Company. From 1992 until 1994, he was President and CEO of Biotage, Inc., and from 1971 to 1991, he was with Pall Corporation, the last seven years as a Group Vice President. He holds a bachelor of science degree in Mechanical Engineering from Purdue University and a master's degree in Business Administration from the University of Hartford.



               Gerald C. McDonough, age 70 - Director since 1992
               Class II (present term expires in 2001)

               Mr. McDonough has been a director of the Company since 1992, when the Company was a subsidiary of Commercial Intertech Corp. Mr. McDonough retired from Leaseway Transportation Corporation, a trucking company, in 1988, prior to which he had served as
[PHOTO] Chairman of the Board and Chief Executive Officer since 1982. He holds a bachelor's degree in Business Administration from Case Western Reserve University. Mr. McDonough is also a director of Commercial Intertech Corp., York International Corporation, Associated Estates Realty Corporation and is Chairman of the Independent Trustees of the Fidelity Funds.

                    BOARD MEETINGS AND COMMITTEE INFORMATION

  The Board of Directors held six meetings during the year and established four committees to assist in the discharge of its responsibilities. These are the Executive and Finance, Audit, Pension and Nominating, and Compensation Committees. During the year, all directors attended 75% or more of the aggregate meetings of the Board and the Board committees to which they were assigned. The attendance at the meetings of the Board of Directors and committee meetings during the year exceeded 94%.

  The Executive and Finance Committee, during the intervals between the meetings of the Board of Directors, possesses and may exercise all the powers of the Board of Directors in the management of the business and affairs of the Company in so far as may be permitted by law. The Executive and Finance Committee has the responsibility of overseeing and ensuring that the Company's financial resources are managed prudently and cost effectively, with an emphasis on those issues which are long term in nature, and makes recommendations to the Board as to: (i) debt and capital stock; (ii) issuance of shares or repurchase of outstanding shares; (iii) dividend policy and the declaration of dividends; (iv) acquisitions and divestitures; and (v) any other financial matters deemed appropriate by the Committee. The Executive and Finance Committee has such other powers and performs such other duties as shall from time to time be prescribed by the Board of Directors. During the year, the Committee held six meetings. The Executive and Finance Committee consists of the following six members: Messrs. Powers (Chairman), Galvin, Kachur, McDonough, Midgley and Swift.

  The Audit Committee has the responsibility of recommending the selection of independent auditors to the Board of Directors; reviewing with such auditors, prior to the commencement of or during such audit for each fiscal year, the scope of the examination to be made; reviewing with such auditors the certified financial reports, any changes in accounting policies, the services rendered by such auditors (including management consulting services) and the effect of such services on the independence of such auditors; reviewing the Company's internal audit and control functions; considering such other matters relating to such audits and to the accounting procedures employed by the Company as the Audit Committee may deem appropriate; and reporting to the full Board of Directors regarding all of the foregoing. During the year, the Committee held three meetings with the auditors. The Audit Committee consists of the following four members: Messrs. Midgley (Chairman) and Alvord, Dr. Cooney and Mr. Florek. None of the members of the Audit Committee is an employee or former employee of the Company.

  The Pension and Nominating Committee has the responsibility of identifying, recruiting and nominating prospective members of the Board of Directors. Any Stockholder may nominate a person for election to the Board of Directors by contacting the Chairman of the Pension and Nominating Committee or through the procedures outlined in Section 2.6 of the Company's By-Laws. The Pension and Nominating Committee also has the responsibility of overseeing and evaluating the investments of the Corporation's pension plan trusts, selecting fund managers and reviewing their performance and designating the proportion of pension contributions to be assigned to such managers. During the year, the Committee held one meeting. The Pension and Nominating Committee consists of the following five members: Mr. Galvin (Chairman), Dr. Cooney, Messrs. Florek, Powers and Swift.

  The Compensation Committee has the authority to determine annual salaries and bonuses for all elected officers and senior management; has the authority to approve incentive and deferred compensation plans, and funding arrangements related thereto, for elected officers and senior management; and administers such plans. The Compensation Committee recommends to the non-employee members of the Board of Directors the annual salary, bonus, stock options, performance shares and restricted shares for the Chairman and Chief Executive Officer. During the year, the Compensation Committee held two meetings. The Compensation Committee consists of the following four members: Messrs. McDonough (Chairman), Alvord, Galvin and Midgley. None of the members of the Compensation Committee is an employee or former employee of the Company. See "Compensation Committee Report on Executive Compensation."

Section 16(a) Beneficial Ownership Reporting Compliance

  Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors, executive officers, and persons who own more than ten percent of a registered class of the

Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten-percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

  To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended October 31, 1998, all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were met.

                             EXECUTIVE COMPENSATION

     The following table sets forth information with respect to the cash compensation paid by the Company for services rendered during the fiscal years ended October 31, for the years listed below to its Chief Executive Officer and the other executive officers of the Company whose total annual salary and bonus exceeded $100,000 during fiscal year 1998 (each, a "Named Executive Officer"). The salary described in this table for the first three quarters of 1996, prior to the Spin-off of the Company from Commercial Intertech Corp. ("Commercial") in September 1996 ("Spin-off"), for Paul J. Powers, Mark G. Kachur and Michael H. Croft was paid by Commercial. Salary paid to these three executive officers for the fourth quarter of 1996 by the Company was $25,000 for Paul J. Powers, $44,846 for Mark G. Kachur, and $32,695 for Michael H. Croft.

                           SUMMARY COMPENSATION TABLE

                                                                              Long-Term Compensation
                                                                              ----------------------
                                    Annual Compensation                         Awards            Payouts
                               ----------------------------                     -------            -------
                                                                        Restricted   Securities
                                                          Other Annual  Stock (4)    Underlying     LTIP         All Other
                                   Salary      Bonus      Compensation    Awards      Options      Payouts      Compensation
                          Year      ($)         ($)            ($)         ($)          (#)        ($)(5)            ($)
                          ----      ---         ---            ---         ---          ---        -----             ---
Paul J. Powers(1)         1998    100,000      40,000         15,180      50,008          -0-           -0-          3,000(7)
Chairman and Chief        1997    100,000     225,000         17,882     281,251          -0-           -0-          1,846
 Executive Officer        1996    397,503         -0-            -0-         -0-       65,000       846,943         16,023


Mark G. Kachur(2)         1998    344,615      36,250         15,028     482,825          -0-           -0-          5,000(8)
President and Chief       1997    280,057     230,000         15,417      25,003          -0-       328,379          4,750
 Executive Officer        1996    263,179     152,000         10,883      45,601       74,658(6)        -0-         25,627

Michael H. Croft          1998    213,000      42,600         23,760         -0-          -0-           -0-          5,000(9)
Senior Vice President     1997    205,045     100,000         23,910         -0-          -0-        40,307         26,618
                          1996    194,599     115,000         24,850         -0-       13,000        11,971         36,119

Ronald C. Drabik(3)       1998    180,000      14,400         11,760         -0-          -0-           -0-          5,000(10)
Senior Vice               1997    175,019      78,000         11,910         -0-          -0-           -0-          1,817
 President, Chief         1996     50,212      30,000            -0-     107,500       13,000           -0-          1,865
 Financial Officer,
 Assistant Secretary
 and Treasurer

John A. Tomich            1998    130,000       6,890          9,660         -0-          -0-           -0-          3,900(11)
Counsel and Secretary     1997    125,000      13,700          9,784      17,119          -0-           -0-          4,750
                          1996     89,316      12,000            -0-         -0-        3,000           -0-          2,867

  (1) On December 1, 1997, Mr. Powers was confirmed as Chairman of the Board of Directors.
  (2) On December 1, 1997, Mr. Kachur was elected President and Chief Executive Officer of the Company.
  (3) Effective January 4, 1999, Mr. Drabik resigned from the Company. Mr. Frederick C. Flynn, Jr. has replaced him as Senior Vice President--Finance and Administration, Chief Financial Officer, Treasurer and Assistant Secretary.
  (4) This column shows the market value of restricted share awards on the date of grant. The aggregate holdings/value of restricted stock held on October 31, 1998, by the individuals listed in this table, not including awards which were earned after the end of the fiscal year as part of the Company's Executive Management Incentive Plan ("EMIP") and were elected to be taken in the form of restricted stock, as described in the Compensation Committee Report on Executive Compensation were: Paul J. Powers--59,998 shares/$914,970; Mark G. Kachur--49,909 shares/$753,487;

      Michael H. Croft--2,680 shares/$40,870; Ronald C. Drabik--7,146 shares/$108,977; John A. Tomich--1,742 shares/$26,566.
  (5) The amounts in this column were paid by Commercial Intertech Corp. The amounts paid in 1997 include the market value of Commercial common shares earned and the accrued Commercial cash dividends together with the CUNO Incorporated common stock issued in connection with the Spin-off from Commercial. The amounts paid in 1996 include the market value of Commercial common shares earned and the accrued Commercial cash dividends.
  (6) Includes options for 22,500 shares of Commercial common stock granted and converted to options for 39,658 shares of Company Common Stock in connection with the Spin-off.
  (7) Company matching contributions pursuant to the Company 401(k) Plan.
  (8) Company matching contributions pursuant to the Company 401(k) Plan.
  (9) Company matching contributions pursuant to the Company 401(k) Plan.
 (10) Company matching contributions pursuant to the Company 401(k) Plan.
 (11) Company matching contributions pursuant to the Company 401(k) Plan.


  The following table sets forth, for each of the Named Executive Officers, options granted in Common Stock during fiscal year 1998 pursuant to the CUNO Incorporated 1996 Stock Incentive Plan.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                          Potential Realizable Value
                                                                                            at Assumed Annual Rate
                                                                                                of Stock Price
                                                                                           Appreciation for Option
                                               Individual Grants                                     Term
                         ----------------------------------------------------------      -------------------------
                            Number of      % of Total
                           Securities        Options
                           Underlying      Granted to
                             Options        Employees     Exercise or
                             Granted        In Fiscal     Base Price     Expiration
                               (#)             Year        ($/Share)        Date           5% ($)         10% ($)
                          -------------    ----------     ----------     ----------      ---------       ---------
Paul J. Powers.......            -0-               -               -              -              -               -
Mark G. Kachur.......        100,000           94.3%         18.0625       11/30/07      1,136,131       2,879,163
Michael H. Croft.....            -0-               -               -              -              -               -
Ronald C. Drabik.....            -0-               -               -              -              -               -
John A. Tomich.......            -0-               -               -              -              -               -

  The following table sets forth, for each of the Named Executive Officers, information regarding the exercise of options in the Common Stock during fiscal year 1998 and unexercised options held as of the end of fiscal year 1998 pursuant to the CUNO Incorporated 1996 Stock Incentive Plan.


              AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1998 AND
                       FISCAL YEAR-END 1998 OPTION VALUES

                                          Shares          Value         Number of Securities         Value of Unexercised
                                        Acquired on     Realized       Underlying Unexercised        In-the-Money Options
           Name                         Exercise (#)       ($)          Options at FY-End (#)         at FY-End ($)/1/
           ----                         ------------    --------       ----------------------        --------------------
                                                                             Exercisable/                 Exercisable/
                                                                            Unexercisable                Unexercisable
                                                                            -------------                -------------
Paul J. Powers...............                -0-          -0-                32,500/32,500                   4,063/4,063
Mark G. Kachur...............                -0-          -0-               70,207/137,329                261,613/92,241
Michael H. Croft.............                -0-          -0-                  6,500/6,500                       813/813
Ronald C. Drabik.............                -0-          -0-                  6,500/6,500                       813/813
John A. Tomich...............                -0-          -0-                  1,500/1,500                       187/187

/1/ The value per option is calculated by subtracting the exercise price from the October 31, 1998, closing price of the Company's Common Stock on the NASDAQ National Market of $15.25.

  The following table sets forth, for each of the Named Executive Officers, long-term incentive awards made during fiscal year 1998 pursuant to the CUNO Incorporated 1996 Stock Incentive Plan.


              LONG-TERM INCENTIVE PLAN AWARDS IN LAST FISCAL YEAR


                                                                                    ESTIMATED FUTURE PAYOUTS UNDER
                                                                                      NON-STOCK PRICE BASED PLANS
                                                                                   --------------------------------
                              NUMBER OF            PERFORMANCE OR OTHER
                          SHARES, UNITS OR        PERIOD UNTIL MATURATION     Threshold           Target             Maximum
       NAME               OTHER RIGHTS (#)             OR PAYOUT/1/              (#)                (#)                (#)
       ----               ----------------             ------------           ---------           -------            -------
Paul J. Powers                   40,000                 10/31/00                10,000             40,000             60,000
Mark G. Kachur                   25,000                 10/31/00                 6,250             25,000             37,500
Michael C. Croft                  5,000                 10/31/99                 1,250              5,000              7,500
Ronald C. Drabik                    -0-                        -                     -                  -                  -
John A. Tomich                      -0-                        -                     -                  -                  -

/1/ The date in the column represents the date on which the performance period ends.

  Employees may retire from the Company with unreduced benefits under the Company's retirement plans at age 65 or later with 25 or more years of service. The table below shows the estimated annual pension benefits provided under the Company's defined benefit retirement plans for employees in higher salary classifications retiring at age 65 or later.


     Estimated total annual retirement benefits under the Pension Plan for Salaried Employees and supplemental executive retirement plans

                                                                 Years of Service
                               ------------------------------------------------------------------------------------------------
  Remuneration                    15                    20                    25                    30                    35
-----------------              --------              --------              --------              --------              --------
$150,000                       $ 40,165              $ 53,554              $ 66,942              $ 70,289              $ 73,636
 200,000                         55,165                73,554                91,942                96,539               101,136
 250,000                         70,165                93,554               116,942               122,789               128,636
 300,000                         85,165               113,554               141,942               149,039               156,136
 400,000                        115,165               153,554               191,942               201,539               211,136

  Benefits under the plans are calculated generally under a formula of 50% of the participant's final average compensation reduced by 50% of the participant's estimated social security benefits, reflected in the table in the form of a straight life annuity. The compensation covered by the pension plan is base salary as set forth in the Salary column of the Summary Compensation Table above. The compensation covered by the supplemental executive retirement plan is also base salary for Mr. Kachur, the only participant in such plan. As of December 31, 1998, Mr. Kachur had four credited years of service, Mr. Drabik had two credited years of service and Mr. Tomich had eight credited years of service with the Company. Michael Croft has elected not to participate in the pension plan. In addition, Paul J. Powers is not a participant in the pension plan.


            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION


Overall Policy and Administration

  The Company's executive compensation as developed and administered by the Compensation Committee of the Board of Directors (the "Compensation Committee") is designed to preserve and enhance stockholder value in the context of a progressive, global technology and manufacturing company. The executive compensation program links executive and stockholder financial interests by:

 . Motivating executives toward long term strategic management of assets and operations through stock programs that focus executive attention on increasing stockholder value;

 . Recognizing and rewarding individual contributions and achievements as well as overall business performance via annual incentives tied to the achievement of annual operating, financial and strategic objectives; and

 . Providing a competitive salary structure to attract and retain the executive, research, technical and other management talent necessary to ensure the Company's continued profitable growth and maintenance of high technological standards.

  The Compensation Committee establishes salaries for corporate officers and administers the Company's Executive Management Incentive Plan ("EMIP"), Management Incentive Plan ("MIP") and the 1996 Stock Incentive Plan. In its decision-making process, the Compensation Committee uses independent compensation consultants and may periodically seek input from appropriate Company executives.

Base Salaries

  In the aggregate, the Compensation Committee establishes base salaries at or near the market median (50th percentile) of senior executives and other corporate officers in comparably sized technology and manufacturing companies. In addition, other factors may be considered when setting individual salary levels, which may result in salaries above or below the stated target. These factors may include:

 .  Availability of talent.
 .  The recruiting requirements of the particular situation.
 .  Specific research and technical backgrounds.
 .  Experience.
 .  Anticipated performance.

     Adjustments in the base salaries of senior executives and other corporate officers will normally occur as of January 1 each year and are dependent on such factors as:

 .  The executive's current responsibilities, experience, and performance.
   Competitive compensation practices at comparably sized technology and manufacturing companies,
 . The Compensation Committee's assessment regarding the executive's overall contribution.

Annual Incentive Compensation

  The Compensation Committee administers two annual incentive plans covering management participants. The EMIP was approved by stockholders in 1996 and is a performance-based plan in which payouts are set in accordance with the requirements of Internal Revenue Code ("IRC") Section 162(m).

  In addition, the Compensation Committee also administers the MIP which provides compensation that is not performance based as defined in Code Section 162(m), but which is based on Company performance as well as objective and subjective evaluations of individual executive performance.

The Executive Management Incentive Plan

  The EMIP provides annual incentive compensation opportunities to the Company's two most senior executives based solely on the achievement of predetermined financial performance objectives (i.e., corporate net income). Target awards, as a percent of salary, range from 52.5 to 60 percent for the two executive participants.

The Management Incentive Plan

  The MIP provides opportunities for the executives to earn annual incentives based on the achievement of a combination of important financial goals (such as operating and net income, earnings per share, return on sales, return on assets and/or cash flow) for the Company as well as individual objectives. A threshold net income level must be achieved before any payments are made.

     Participants for fiscal 1998 included 54 individuals with target incentive award opportunities primarily based on:

 .  Individual responsibility levels.
 . Market median data for comparably sized technology and manufacturing companies.

     To enhance the Company's objectives of encouraging additional stock ownership and increasing Company cash flow, certain participants in the EMIP and MIP may elect to receive up to 100% of their award in restricted stock. If the participant elects to receive restricted stock, the Company increases the award by 25%. The vesting period associated with the stock award is four years and the shares are forfeited in the event a participant voluntarily leaves the Company or is terminated "for cause."


The Stock Incentive Plan of 1996

  The 1996 Stock Incentive Plan allows for the grant of a variety of stock incentive instruments, including non-qualified and incentive stock options, stock appreciation rights, restricted stock and performance shares. At the time of the Spin-off, the Compensation Committee made a single multi-year grant of stock options to the Company's key executives to create a direct link between stockholder and executive interests, specifically by focusing executive attention on increasing stockholder value. The only grant made to an executive officer in fiscal 1998, other than the CEO grants discussed below, was 5,000 performance shares to Mr. Croft in recognition of his assumption of additional responsibilities.

  Also, at the time of the Spin-off, grants of performance shares were made by the Compensation Committee to selected participants for the performance period of fiscal 1997-1999. The performance share program is a longer-term incentive program designed to motivate key executives to achieve sustained financial performance creating increased stockholder value.

  Depending on the responsibilities within the Company, performance shares will be earned based on operating or net income over a three-year performance period. In future years, the Committee may consider the other measures of stockholder value and performance periods, as appropriate, in light of the Company's strategic objectives. Threshold levels of net income or operating income must be achieved before any distributions are made. There were no performance share grants made to senior executives in fiscal 1998 other than those amounts associated with employment agreements and promotions for Mr. Croft, Mr. Powers, and Mr. Kachur.

     In determining stock option and performance share awards, the Committee considers such factors as:

 .  Median competitive award levels for comparable companies.
 .  The need to attract, motivate, and retain managers, technical, and research and development talent as well as other professionals.
 .  Company and individual performance.

     The Company awards time-lapse restricted stock only in special circumstances, such as to attract and retain newly hired executives and in other similar non-recurring circumstances.


Chief Executive Officer Compensation

  Mr. Powers was Chairman and CEO from November 1, 1997, to December 1, 1997, with an annual base salary for fiscal 1998 of $100,000. Mr. Kachur was elected President and CEO as of December 1, 1997, and received an annual base salary of $350,000 in fiscal 1998.

  For performance in fiscal 1998, Mr. Kachur and Mr. Powers received payments under the EMIP of $39,375 and $60,000 respectively. These payments were calculated from a predetermined formula based on corporate net income set by the Compensation Committee and certified by the Compensation Committee in accordance with the provisions of the Code Section 162(m). In addition, Mr. Kachur and Mr. Powers received payments from the MIP of $21,875 and $20,000, respectively, based on the Compensation Committee's judgment on their achievement of individual goals and objectives during 1998.

  Mr. Powers and Mr. Kachur signed new employment agreements during fiscal 1998. The employment agreement for Mr. Powers specified that he would receive 40,000 performance shares, which were granted in December 1997. Mr. Kachur's employment agreement specified the following grants, which were also made in December 1997:

 .  100,000 stock options
 .  25,000 performance shares
 .  25,000 restricted shares

     In determining these grants, the Compensation Committee wanted to ensure that a majority of Mr. Powers' and Mr. Kachur's long-term incentive compensation was delivered through stock price appreciation in order to establish a strong financial link between Messrs. Powers and Kachur and the Company's shareholders.

Internal Revenue Code Section 162(m)

     A 1993 IRC amendment caps the allowable federal income tax deduction for compensation paid to each of the proxy-reported officers of a public company. The deduction limit, effective since 1994, does not apply to compensation paid under a plan that meets certain requirements for performance-based compensation. These requirements include:

 . Compensation payable based upon the attainment of one or more pre-established objective performance goals;
 . Performance goals established by a Compensation Committee of the Board of
  Directors that is comprised solely of two or more "outside directors;"
 . The terms of the compensation and the performance criteria disclosed to and approved by stockholders before payment;
 . The Compensation Committee certifies in writing that the performance goals have been satisfied before payment.

     It is the Compensation Committee's general policy to structure the major components of the Company's incentive compensation programs to satisfy the requirements of performance-based compensation and preserve the deductibility of compensation paid to executive officers on an ongoing basis.

     To implement the above policy, the Company sought and received stockholder approval of the 1996 Stock Incentive Plan. Such approval preserved the tax deductibility of stock options, performance shares and annual incentive awards awarded to the Company's executive officers under the EMIP. The 1996 Stock Incentive Plan links compensation to the achievement of key financial objectives to motivate employees and increase stockholder value.

By:  The Compensation Committee

Gerald C. McDonough, Chairman    John M. Galvin
Joel B. Alvord                   C. Edward Midgley


Compensation of the Board of Directors

  Directors who are not employees or officers of the Company receive an annual retainer fee in the amount of $15,000, plus $1,000 for attending each meeting of the Board of Directors and $600 for attending each respective committee meeting. Non-employee directors have the option to make an election to receive the retainer and Board meeting fees in deferred stock units instead of cash. Those directors who opt for the stock unit alternative receive a 20 percent premium in stock units versus the cash option. Directors who are employees or officers of the Company do not receive compensation for serving as directors. Directors are also reimbursed for reasonable travel and other expenses related to meetings of the Board and committees. Non-employee directors receive non-qualified stock options to purchase 1,000 shares of Common Stock annually and biannually receive 1,000 performance shares. The performance shares are earned based upon the achievement of certain Company financial targets during a three-year cycle. Each non-employee director received an award of 6,000 annually and biannually receive 1,000 performance shares. The performance shares are earned based upon the achievement of certain Company financial targets during a three-year cycle. Each non-employee director received an award of 6,000 additional performance shares and stock options to purchase 1,000 shares of Common Stock at the time of the Spin-off. Mr. Powers and Mr. Kachur, as officers of the Company, are not compensated for serving as directors of the Company.

  Mr. John M. Galvin provided consulting services to the Company. Fees paid for those services during fiscal year 1998 were $6,200.

Employment Agreements

  On December 1, 1997, the Company entered into a written agreement to employ Paul J. Powers as Chairman of the Board of Directors. Mr. Powers' Employment Agreement expires on February 28, 2000. The Employment Agreement provides for the payment of a base salary of $100,000 which can be increased at the discretion of the Company. Additionally, Mr. Powers will be eligible to (1) receive cash bonuses as part of the Company's EMIP and MIP; and (2) participate in other incentive, stock option, profit sharing and similar plans maintained by the Company for the benefit of its executives. In addition, the Employment Agreement with Mr. Powers provides that in the event of his termination without cause (as defined in his Employment Agreement), Mr. Powers will receive a lump sum payment equal to two times his recent annual cash compensation. Finally, Mr. Powers will be included in all other employee benefit plans to the extent that he is eligible. Such plans include, but are not limited to, thrift plans, profit sharing plans and stock purchase plans.

  On December 1, 1997, the Company entered into a written agreement to employ Mark G. Kachur as President and Chief Executive Officer. Mr. Kachur's Employment Agreement expires on November 30, 2000. The Employment Agreement provides for the payment of a base salary of $350,000, which can be increased at the discretion of the Company. Additionally, Mr. Kachur will be eligible to (1) receive bonuses as part of the Company's EMIP and MIP; and (2) participate in other incentive, stock option, profit sharing and similar plans maintained by the Company for the benefit of its executives. In addition, the Employment Agreement with Mr. Kachur provides that in the event of his termination without cause (as defined in his Employment Agreement), Mr. Kachur will receive a lump sum payment equal to two times his recent annual cash compensation. Finally, Mr. Kachur will be included in all other employee benefit plans to the extent that he is eligible. Such plans include, but are not limited to, group life insurance plans, hospitalization and medical plans and long-term disability plans.

Change of Control Agreements

  The Company has entered into change in control agreements ("Agreements") with Messrs. Croft, Drabik, Kachur, Powers, and Tomich (the "Executives"). Under the Agreements, following a "Change in Control" (as defined in the Agreements), if the Executives are terminated without cause or if the Executives terminate their own employment for certain reasons, the Executives could receive (in addition to certain other benefits described below) (i) accrued and unpaid base salary and a pro rata portion of their highest recent bonus; (ii) two or three times the sum of their base salary and highest recent annual bonus during the three preceding years; (iii) the value of any shares, dividends or other property payable assuming maximum performance with respect to any performance shares held by the Executives; (iv) the actuarial value of accrued benefits under the Executives' supplemental retirement plan; (v) all vested nonforfeitable amounts owing under any comprehensive benefit plans; (vi) continuation of certain benefits for two or three years, such as medical benefits; and (vii) certain other benefits and payments. If a change in control occurs, the Company is obligated to set aside, in trust, sufficient assets to fund all obligations under the Agreements. In addition, payment received by the Executives in connection with a change in control could be "grossed up" for any excise taxes imposed by the "parachute payment" provisions of the IRC. Under the Agreements, each of the Executives has agreed not to compete with the Company for a stated period of time.

                               Performance Graph

  The following graph shows a comparison of cumulative total returns during the period commencing on September 10, 1996, the date of the Spin-off, and ending on October 31, 1998, for the Company, the Standard & Poor's Composite 500 (S&P 500) Index (the broad market index) and the Standard and Poor's Manufacturing Diversified Industries (S&P MFG) Index (the industry index). The comparison assumes $100 was invested on September 10, 1996, in the Common Stock, the S&P 500 and the S&P MFG, and assumes the reinvestment of all dividends, if any.


                             [GRAPH APPEARS HERE]

                   September 10, 1996        October 31, 1996         October 31, 1997           October 31, 1998
                   ------------------        ----------------         ----------------           ----------------
CUNO                     100.00                  105.82                     112.43                     100.86
S&P 500                  100.00                  108.54                     143.26                     174.93
S&P MFG                  100.00                  107.98                     134.87                     148.65

                        SECURITY OWNERSHIP OF MANAGEMENT


  The directors, nominees for the office of director, the Chief Executive Officer, the four other Named Executive Officers, and all directors and executive officers as a group were the beneficial owners of the Company's voting shares, as of December 31, 1998, as set forth below:

                                                                                    Amount and
                                                                                     Nature of          Percent of
                                                                                    Beneficial            Voting
                                                                                     Ownership            Shares
                                                                                    -----------         ----------
Joel B. Alvord.............................................................           27,580  (2)            *
Charles L. Cooney..........................................................           11,052  (2)            *
Michael H. Croft...........................................................           37,349  (1) (2)        *
Ronald C. Drabik...........................................................           23,911  (1) (2)        *
Frederick C. Flynn, Jr.....................................................           -0-(4)                 *
Norbert A. Florek..........................................................           14,056  (2)            *
John M. Galvin.............................................................           25,897  (2)            *
Mark G. Kachur.............................................................          237,675  (1)(2)         1.47%
Gerald C. McDonough........................................................           17,640  (2)            *
C. Edward Midgley..........................................................           41,196  (2)(3)         *
Paul J. Powers.............................................................          353,021  (1) (2)        2.18%
David L. Swift.............................................................           15,119  (2)            *
John A. Tomich.............................................................            9,589  (1) (2)        *
All Directors and Executive Officers as a group (17 people)................          842,146                 5.21%

__________________
*   Less than 1%.
(1) Includes the following number of Common Shares (fractional shares not shown) credited to the accounts of the above-mentioned beneficial owners by the trustee acting under the provisions of the Company 401(k) Plan: Mr. Croft 2,582 shares; Mr. Powers 729 shares; Mr. Kachur 334 shares; Mr. Drabik 265 shares, and Mr. Tomich 560 shares.
(2) Includes shares of Common Stock acquirable within 60 days of December 31, 1998, upon exercise of options issued under the Company's Stock Incentive Plan as follows: Mr. Alvord 2,000 shares; Dr. Cooney 2,000 shares; Mr. Croft 6,500 shares; Mr. Drabik 6,500 shares; Mr. Florek 2,000 shares; Mr. Galvin 2,000 shares; Mr. Kachur 110,036 shares; Mr. McDonough 2,000 shares; Mr. Midgley 2,000 shares; Mr. Powers 32,500 shares; Mr. Swift 2,000 shares; and Mr. Tomich 1,500 shares.
(3) Does not include 10,000 shares of Common Stock owned by Mr. Midgley's wife.
(4) On January 20, 1999, Mr. Flynn was awarded 20,000 Restricted Shares and 10,000 Performance Shares of Common Stock under the CUNO Incorporated 1996 Stock Incentive Plan.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

  No person or "group" (as that term is used in the Exchange Act) is known by the Company to be the beneficial owner of more than five percent (5%) of any class of the Company's voting securities as of December 31, 1998.

                                  PROPOSAL 2
                   APPROVAL OF THE 1996 STOCK INCENTIVE PLAN
                                FIRST AMENDMENT

Background


  Effective September 10, 1996, the Board of Directors adopted the CUNO Incorporated 1996 Stock Incentive Plan (the "Stock Plan") pursuant to which options to acquire up to 1,000,000 shares of Common Stock may be issued (plus any unused shares under the CUNO Incorporated Non-Employee Directors' Stock
Plan) pursuant to the grant or exercise of stock options, stock appreciation rights, restricted stock, performance shares, annual incentive bonuses or deferred stock (collectively referred to as "Awards") on the terms described below.

  On November 17, 1998, the Board of Directors agreed to present the First Amendment to the Stock Plan (the "Stock Plan Amendment") in the form attached hereto as Exhibit A, for stockholder approval at the Annual Meeting. The Stock Plan Amendment authorizes and reserves an additional 700,000 shares for the Stock Plan, all of which are reserved for officers, key employees and consultants ("Participants"). Assuming the adoption of Proposal 2, if options for 1,700,000 shares of Common Stock available under the Stock Plan were issued, such shares would constitute approximately 10.5% of the issued and outstanding Common Stock as of October 31, 1998. The Stock Plan Amendment will not be implemented if it is not approved by a majority of the votes cast, in person or by proxy, at the Annual Meeting. The Board believes that the size of the Stock Plan, as amended, is appropriate.

  The Board of Directors believes that the well-recognized benefits of stock incentive plans outweigh any burden on or dilution of the Common Stock as a result of the award of stock options, including: (i) the encouragement of the acquisition by key employees of a proprietary interest in the Company; (ii) the ability to fashion attractive incentive awards based upon the performance of the Company and the price for Common Stock; and (iii) better alignment of the interests of officers, employees and consultants with the interests of the Company's stockholders. In adopting the Stock Plan Amendment, the Board of Directors noted that many other companies have adopted equity plans to compensate their officers, employees and consultants with grants comparable in size to that to be effected by the Stock Plan Amendment. The affirmative vote of a majority of the shares cast in person or by proxy is required for stockholder approval of the Stock Plan Amendment. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE STOCK PLAN AMENDMENT, AND BELIEVES THAT THE STOCK PLAN AMENDMENT IS APPROPRIATE TO COMPENSATE OFFICERS, KEY EMPLOYEES AND CONSULTANTS.

  The following brief summary of certain features of the Stock Plan is qualified in its entirety by reference to the full text of the Stock Plan, which is attached as Exhibit B.

Summary of Provisions


  Stock Options may be either "incentive stock options" (within the meaning of Section 422 of the Code) or nonstatutory options (collectively, "Stock Options"). The exercise price per share purchasable under an option shall be determined at the time of grant by the Compensation Committee. Generally, Participants will be given ten years in which to exercise a Stock Option or a shorter period for vested options once a Participant terminates employment. Payment may be made in cash or in the form of unrestricted shares the Participant already owns or by other means. At the Company's option it may provide a Participant with a loan or guarantee of a loan for the exercise price of an option. The right to exercise an option may be conditioned upon the completion of a period of service or other conditions. No more than half the shares of Common Stock reserved under the Stock Plan may be granted to any Participant during a three-calendar year period.

  Stock Appreciation Rights ("SARs") entitle a Participant to receive an amount in cash, shares or both, equal to (i) the excess of the fair market value of one share over the exercise price per share specified in the related Stock Option multiplied by (ii) the number of shares to which the SAR relates. The right to exercise an SAR may be conditioned upon the completion of a period of service or other conditions. Generally, Participants will be given ten years in which to exercise an SAR or a shorter period once a Participant terminates employment.

  Shares of Restricted Stock ("Restricted Stock") may also be awarded under the Stock Plan, which is the grant of shares of Common Stock that requires the completion of a period of service or the attainment of specified performance goals by the Participant or the Company or a subsidiary, division or department of the Company or such other criteria as the Compensation Committee may determine in order to retain the shares. Upon a Participant's Termination of Employment (as defined in the Stock Plan), the Restricted Stock still subject to restriction generally will be forfeited by the Participant. The Compensation Committee may waive these restrictions in the event of hardship or other special circumstances.

  Performance Share Awards ("Performance Shares") are grants of shares of Common Stock or the right to receive shares in the future that are subject to restrictions on transfer and retention based on satisfaction of certain performance criteria by the Company, the Participant or both. If the specified performance objectives established by the Committee are attained during the time period specified by the Committee (which will generally be at least a two-year period), and if the Participant continues in employment through the performance period, the restrictions on transfer and retention will be removed.

  Depending on a Participant's responsibilities, the performance criteria will be based on any of the following, either alone or in any combination, and either on a consolidated or business unit level, as the Committee may determine: sales, net asset turnover, earnings per share, cashflow, cashflow from operations, operating profits or income, operating margin, net-income margin, return on net assets, return on total assets, return on common equity, return on total capital and total stockholder return. The Committee will specifically determine these criteria, and may include or exclude any or all of the following items: extraordinary, unusual or nonrecurring items; effects of accounting changes; effects of financing activities; expenses for restructuring or productivity initiatives; non-operating items; spending for acquisitions; effects of divestitures; and effects of litigation or settlements. Capital gains may be included or excluded. The maximum number of Performance Shares that may be awarded to any Participant under the Stock Plan for any year is one half of the Shares of Common Stock reserved under the Stock Plan. Performance Shares in respect of which the Company's deduction is subject to Section 162(m) of the Code, may only be paid if the performance objectives are achieved, except where the Participant's employment is terminated for an extraordinary reason, in which case the Participant may receive a proportionate award.


  Deferred Stock ("Deferred Stock") is stock that can be awarded to a Participant delivered in the future, at a specified time and under specified conditions. The Compensation Committee will determine the Participants to whom, and the time or times at which, any Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any Participant, the duration of the period during which and the conditions under which receipt of the shares will be deferred and any other terms and conditions of the Deferred Stock.

  Annual Incentive Awards ("Annual Incentives") are awards each fiscal year granted by the Committee and based on the satisfaction of specified bonus targets. The targets are based on Company performance measurements (on either a consolidated or business unit level), as determined by the Committee, and may include the following either alone or in any combination: sales, net asset turnover, earnings per share, cashflow, cashflow from operations, operating profits or income, net income, operating margin, net income margin, return on total assets, return on common equity, return on total capital and total stockholder return. The Committee will specifically determine these criteria and may include or exclude any or all of the following items: extraordinary, unusual or nonrecurring items; effects of accounting changes; effects of financing activities; expenses for restructuring or productivity initiatives; non-operating items; spending for acquisitions; effects of divestitures; and effects of litigation or settlements. Capital gains may be included or excluded. The Committee will determine each year whether the objectives have been satisfied and awards will be paid only if the deduction is subject to
Section 162(m) of the Code, except for an extraordinary reason for a termination of employment.

  Payment of the Annual Incentive Award may be made in cash or at the election of the Participant in the form of Restricted Stock. If Restricted Stock is chosen, it will be subject to limitation on transfer and risk of forfeiture for a designated period (generally, four years), and may have a value of as much as 130% of the cash value of the Annual Incentive Award had it been paid in cash. The maximum compensation that any Participant may receive in connection with an Annual Incentive Award, including Restricted Stock or Deferred Stock worth 130% of the cash value, is $1.5 million.

  Amendments and Modifications. The Stock Plan, as adopted, is not limited as to its duration. The Board may amend, alter, or discontinue the Stock Plan, subject to certain limits.

   Change in Control. In the event of a Change in Control of the Company (as defined in the Stock Plan):

(1) any SAR and Stock Options outstanding as of the date of such Change in Control which are not then exercisable and vested will become fully exercisable and vested to the full extent of the original grant; and

(2) the restrictions and deferred limitations applicable to any shares of Restricted Stock and Deferred Stock will lapse, and such shares of Restricted Stock and Deferred Stock will become free of all restrictions and become fully vested and transferable to the full extent of the original grant. Also, the performance goals and other restrictions with respect to any outstanding award of Performance Shares or Annual Incentives may be deemed to be satisfied in full and fully distributable.

  A Change in Control includes any transaction which would result in any person owning, directly or indirectly, 20% or more of the outstanding Common Stock of the Company or the voting power of the Company; certain changes in the members of the board of directors; certain corporate transactions (such as a merger); and the sale of substantially all of the Company's assets.

  As of October 31, 1998, employees of the Company were granted an aggregate of 471,002 Stock Options at a price equal to the fair market value of the Common Stock on the date of the grant, an aggregate of 251,500 Performance Shares, and an aggregate of 115,423 Deferred and Restricted Shares.

                               NEW PLAN BENEFITS

                           1996 STOCK INCENTIVE PLAN


                                                                                                                Number of
Name                                                                               Dollar Value ($)(1)           Units(*)
-------------------------------------------------------------------------        -------------------------    ----------------
Paul J. Powers, Chairman.................................................                             ----         170,411
Mark G. Kachur, President and Chief Executive Officer....................                             ----         334,248
Michael H. Croft, Senior Vice President..................................                             ----          30,680
Ronald C. Drabik, Senior Vice President, Chief Financial
  Officer, Assistant Secretary and Treasurer.............................                             ----          30,146
John A. Tomich, Counsel and Secretary....................................                             ----           6,742
Executive Group**........................................................                             ----         604,374
Nonemployee Director Group...............................................                             ----             -0-
Non-Executive Officer Employee Group.....................................                             ----         233,551

______________________________

(1) The dollar value of the stock option grants is indeterminate at this time as these grants are subject to a vesting schedule and the value of the grants are dependent on the price of the Common Stock achieving levels above the grant price. All of the grants were granted at the fair market value of the Common Stock on the date of grant. In addition, the dollar value of the performance shares is indeterminate at this time as the value of the performance shares is dependent upon achievement of the performance objectives.

(*) Non-Qualified stock options were granted to the Named Executive Officers as follows: Mr. Powers - 65,000; Mr. Kachur - 227,536; Mr. Croft - 13,000; Mr. Drabik - 13,000; and Mr. Tomich - 3,000: Performance shares were granted to the Named Executive Officers as follows: Mr. Powers - 90,000; Mr. Kachur - 55,000; Mr. Croft - 15,000; Mr. Drabik - 10,000; and Mr. Tomich - 2,000.

(**) Includes Anthony C. Doina and Thomas J. Hamlin, who became executive officers on November 17, 1998.

Effect of Federal Income Taxation

  The following summary of tax consequences with respect to the awards granted under the Stock Plan is not comprehensive and is based upon laws and regulations in effect on November 1, 1998. Such laws and regulations are subject to change. The summary is intended for the information of stockholders considering how to vote and not as tax guidance to Participants in the Stock Plan. Participants in the Stock Plan should consult their own tax advisors as to the tax consequences of participation.

  Stock options granted under the Stock Plan may be either incentive stock options qualified under Section 422 of the Code ("ISO's") or options that are not ISO's, referred to herein as "NQSOs". There are generally no Federal income tax consequences either to the option holder or to the Company upon the grant of a stock option. On exercise of an ISO, the option holder will not recognize any income and the Company will not be entitled to a deduction for tax purposes, although such exercise may give rise to liability for the option holder under the alternative minimum tax provisions of the Code. Generally, if the option holder disposes of shares acquired upon exercise of an ISO within two years of the date of grant or one year of the date of exercise, the option holder will recognize compensation income and the Company will be entitled to a deduction for tax purposes in the amount of the excess of the fair market value of the shares on the date of exercise over the option exercise price (or the gain on sale, if less). Otherwise, the Company will not be entitled to any deduction for tax purposes upon disposition of such shares, and the entire gain for the option holder will be treated as a capital gain. On exercise of an NQSO, the amount by which the fair market value of the shares on the date of exercise exceeds the option exercise price will generally be taxable to the option holder as compensation subject to income and payroll taxes, and will generally be deductible for tax purposes by the Company. The dispositions of shares acquired upon exercise of an NQSO will generally result in a capital gain or loss for the option holder with the holding period commencing on the date of the exercise, but will have no consequences for the Company.

  Stock Appreciation Rights - Upon the grant of an SAR, the Participant will not recognize any taxable income and the Company will not be entitled to a deduction. Upon the exercise of an SAR, the consideration paid to the Participant upon exercise of the SAR will constitute compensation taxable to the Participant as ordinary income. In determining the amount of the consideration paid to the Participant upon the exercise of an SAR for the Company Common Stock, the fair market value of the shares on the date of exercise is used. The Company, in computing its Federal income tax, generally will be entitled to a deduction in an amount equal to the compensation taxable to the Participant (including payroll taxes thereon).

  Other Awards - With respect to awards granted under the Stock Plan that result in the payment or issuance of cash or shares of the Common Stock or other property that is either not restricted as to transferability or not subject to a substantial risk of forfeiture, the Participant must generally recognize ordinary income equal to the cash or the fair market value of shares or other property received on the date any such restrictions lapse. Thus, deferral of the time of payment or issuance will generally result in the deferral of the time the Participant will be liable for income taxes with respect to such payment or issuance. The Company generally will be entitled to a deduction in an amount equal to the ordinary income received by the Participant. With respect to awards involving the issuance of shares of the Company Common Stock or other property that is restricted as to transferability and subject to a substantial risk of forfeiture, the Participant must generally recognize ordinary income equal to the fair market value of the shares or other property received as of the first time the shares or other property becomes transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. The Company will be entitled to a deduction in an amount equal to ordinary income received by the Participant. A Participant may elect to be taxed at the time of receipt of shares or other property rather than upon lapse of restrictions on transferability or the substantial risk of forfeiture, but if the Participant subsequently forfeits such shares or property he would not be entitled to any tax deduction, including as a capital loss, for the value of the shares or property on which he previously paid tax. The Participant must file such election with the Internal Revenue Service within 30 days of the receipt of the shares or other restricted property.

  Section 162(m) of the Code - Section 162(m) of the Code generally disallows a public company's tax deduction for compensation to the Named Executive Officers in excess of $1,000,000 in any tax year. Compensation that qualifies as "performance-based compensation" is excluded from the $1,000,000 deductibility cap, and therefore remains fully deductible by the Company that pays it.

  The Company intends that options, SARs granted with an exercise price or grant price equal to at least 100% of fair market value of the underlying shares at the date of grant, and Annual Incentives and Performance Share Awards granted to employees whom the Committee expects to be Named Executive Officers at the time a deduction arises in connection with such Awards, qualify as "performance-based compensation." Accordingly, such awards will not be subject to the Section 162(m) deductibility cap of $1,000,000 upon receipt of stockholder approval of the Stock Plan Amendment. Other Awards may be granted under the Stock Plan which will not so qualify, so that compensation paid to persons who are Named Executive Officers in connection with such awards will, to the extent such compensation and other compensation subject to the Section 162(m) deductibility cap in a given year exceeds $1,000,000, be subject to the Section 162(m) deductibility cap. A principal objective of the Board of Directors of the Company in recommending the Stock Plan for stockholder approval is to secure corporate tax deductions under Section 162(m) while preserving the flexibility to approve, when appropriate, compensation arrangements which the Committee deems in the best interests of the Company and its stockholders, but which may not always qualify for tax deductibility under Section 162(m) or other sections of the Code.

  Parachute Payments - In the event any payments or rights accruing to a Participant upon a Change in Control, or any other payments awarded under the Stock Plan, constitute "parachute payments" under Section 280G of the Code, depending upon the amount of such payments accruing and the other income of the Participant from the Company, the Participant may be subject to an excise tax (in addition to ordinary income tax) and the Company may be disallowed a deduction for the amount of the actual payment.

                                   PROPOSAL 3
                       APPROVAL OF THE CUNO INCORPORATED
                   NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN
                                FIRST AMENDMENT


Background

     Effective September 10, 1996, the Board of Directors adopted the CUNO Incorporated Non-Employee Directors' Stock Option Plan (the "Directors' Plan") pursuant to which options to acquire up to 200,000 shares of Common Stock may be issued on the terms described below.

     On November 17, 1998, the Board of Directors agreed to present the First Amendment to the Directors' Plan (the "Directors' Amendment") in the form attached hereto as Exhibit C, for stockholder approval at the Annual Meeting. The Directors' Amendment provides for an additional 100,000 shares to the Directors' Plan, all of which are reserved for non-employee directors ("Participants"). Assuming the adoption of Proposal 3, if options for 300,000 shares of Common Stock available under the Directors' Plan were issued, such shares would constitute approximately 1.9% of the issued and outstanding Common Stock as of October 31, 1998. The Directors' Amendment will not be implemented if it is not approved by a majority of the votes cast, in person or by proxy, at the Annual Meeting. The Board believes that the size of the Directors' Amendment is appropriate.

     The Board of Directors believes that the well recognized benefits of stock option plans outweigh any burden to the stockholders attendant to the award of stock options, and include: (i) the encouragement of the acquisition of non-employee directors of a proprietary interest in the Company; and (ii) better alignment of the interests of non-employee directors with the interests of the Company's stockholders. In adopting the Directors' Amendment, the Board of Directors noted that many other companies have adopted equity plans to compensate their non-employee directors with grants comparable in size to that to be effected by the Directors' Amendment. The affirmative vote of a majority of the shares cast in person or by proxy is required for stockholder approval of the Directors' Amendment. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE DIRECTORS' AMENDMENT, AND BELIEVES THAT THE DIRECTORS' AMENDMENT IS APPROPRIATE TO COMPENSATE NON-EMPLOYEE DIRECTORS.

     The following brief summary of certain features of the Directors' Plan is qualified in its entirety by reference to the full text of the Directors' Plan, which is set forth in Exhibit D.

Summary of Provisions

     The Board of Directors approved the adoption of the Directors' Plan effective as of September 10, 1996, subject to stockholder approval. At the time of approval, Commercial Intertech Corp. was the sole stockholder of the Company.

     The purpose of the Directors' Plan is to promote the overall financial objectives of the Company and its stockholders by motivating directors to achieve long-term growth in stockholder equity in the Company, to further align the interest of such directors with those of the Company's stockholders and to retain the association of these directors. The Directors' Plan is currently administered by the Compensation Committee.

     The Directors' Plan, if amended, provides for the award of up to 300,000 shares of Common Stock. The Directors' Plan's major provisions include:

     Stock Options are limited to nonstatutory options ("Stock Options" or "NQSOs"). The exercise price per share purchasable under an option shall be determined at the time of grant by the Compensation Committee but shall generally be the fair market value on the grant date. Generally, Participants will be given ten years in which to exercise a Stock Option, or a shorter period for vested options once a Participant ceases to be a director. Payment may be made in cash or, if approved by the Compensation Committee, in the form of unrestricted shares the Participant already owns or by other means. At the Company's option it may provide a Participant with a loan or guarantee of a loan for the exercise price of an option. The right to exercise an option shall be conditioned upon the completion of one year of service after the grant or other conditions as specified by the Compensation Committee in the grant.

     Performance Share Awards ("Performance Shares") are grants of shares of Common Stock or the right to receive shares in the future that are subject to restrictions on transfer and retention based on satisfaction of certain performance criteria by the Company or an operating group. If the specified performance objectives established by the Compensation Committee are attained during the time period specified by the Compensation Committee (which will generally be at least a two-year period), and if the Participant continues as a director through the performance period, the restrictions on transfer and retention will be removed.

     The performance criteria will be based on any of the following, either alone or in any combination, and either on a consolidated or business unit level, as the Compensation Committee may determine: sales, net asset turnover, earnings per share, cashflow, cashflow from operations, operating profits or income, operating margin, net-income margin, return on net assets, return on total assets, return on common equity, return on total capital and total stockholder return. The Compensation Committee will specifically determine these criteria, and may include or exclude any or all of the following items: extraordinary, unusual or nonrecurring items; effects of accounting changes; effects of financing activities; expenses for restructuring or productivity initiatives; non-operating items; spending for acquisitions; effects of divestitures; and effects of litigation or settlements. Capital gains may be included or excluded. The maximum number of Performance Shares that may be awarded to any Participant under the Directors' Plan for any year is one half of the Shares of Common Stock reserved under the Directors' Plan.

     Deferred Stock ("Deferred Stock") is stock that can be awarded to a Participant delivered in the future, at a specified time and under specified conditions. The Compensation Committee will determine the Participants to whom, and the time or times at which, any Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any Participant, the duration of the period during which and the conditions under which receipt of the shares will be deferred and any other terms and conditions of the Deferred Stock. A Participant may elect to receive his retainer (and other cash compensation) for services as a director in the form of Deferred Stock.

     Amendments and Modifications. The Directors' Plan, as adopted, is not limited as to its duration. The Board may amend, alter, or discontinue the Directors' Plan, subject to certain limits.

     Change in Control. In the event of a Change in Control of the Company (as defined in the Directors' Plan):

          (1) any Stock Options outstanding as of the date of such Change in Control which are not then exercisable and vested will become fully exercisable and vested to the full extent of the original grant; and

          (2) the restrictions and deferred limitations applicable to any shares of Deferred Stock will lapse, and such shares of Deferred Stock will become free of all restrictions and become fully vested and transferable to the full extent of the original grant. Also, the performance goals and other restrictions with respect to any outstanding award of Performance Shares may be deemed to be satisfied in full and fully distributable.

     A Change in Control includes any transaction which would result in any person owning, directly or indirectly, 20% or more of the outstanding Common Stock of the Company or the voting power of the Company; certain changes in the members of the board of directors; certain corporate transactions (such as a merger); and the sale of substantially all of the Company's assets.

     As of October 31, 1998, directors of the Company were granted an aggregate of 21,000 Stock Options at a price equal to the fair market value of the Common Stock on the date of the grant, an aggregate of 42,000 Performance Shares and an aggregate of 18,951 shares of Deferred Stock.

                               NEW PLAN BENEFITS

                 1996 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

                                                                                            Number of
Name                                                           Dollar Value ($)(1)            Units
-----------------------------------------------------------------------------------------------------
Joel B. Alvord........................................                        -                11,895
Charles L. Cooney.....................................                        -                11,967
Norbert A. Florek.....................................                        -                10,556
John M. Galvin........................................                        -                11,333
Gerald C. McDonough...................................                        -                12,055
C. Edward Midgley.....................................                        -                12,111
David L. Swift........................................                                         12,034
Executive Group.......................................
Nonemployee Director Group............................                        -                81,951
Non-Executive Officer Employee Group..................                        -

----------------------

(1) The dollar value of the stock option grants is indeterminate at this time as these grants are subject to a vesting schedule and the value of the grants are dependent on the price of the Common Stock achieving levels above the grant price. All of the grants will be granted at the fair market value of the Common Stock on the date of grant. In addition, the dollar value of the performance shares is indeterminate at this time as the value of the performance shares are dependent upon achievement of the performance objectives.

Effect of Federal Income Taxation

     The following summary of tax consequences with respect to the awards granted under the Directors Plan is not comprehensive and is based upon laws and regulations in effect on November 1, 1998. Such laws and regulations are subject to change. The summary is intended for the information of stockholders considering how to vote and not as tax guidance to Participants in the Directors' Plan. Participants in the Directors' Plan should consult their own tax advisors as to the tax consequences of participation.

     Stock options granted under the Directors' Plan are nonstatutory options, referred to herein as "NQSOs". There are generally no Federal income tax consequences either to the option holder or to the Company upon the grant of a stock option. On exercise of an NQSO, the amount by which the fair market value of the shares on the date of exercise exceeds the option exercise price will generally be taxable to the option holder as compensation, subject to income and payroll taxes, and will generally be deductible for tax purposes by the Company. The dispositions of shares acquired upon exercise of an NQSO will generally result in a capital gain or loss for the option holder with the holding period commencing on the date of exercise, but will have no consequences for the Company.

     Other Awards - With respect to awards granted under the Directors' Plan that result in the payment or issuance of cash or shares of the Common Stock or other property that is either not restricted as to transferability or not subject to a substantial risk of forfeiture, the Participant must generally recognize ordinary income equal to the cash or the fair market value of shares or other property received on the date any such restrictions lapse. Thus, deferral of the time of payment or issuance will generally result in the deferral of the time the Participant will be liable for income taxes with respect to such payment or issuance. The Company generally will be entitled to a deduction in an amount equal to the ordinary income received by the Participant. With respect to awards involving the issuance of shares of the Company Common Stock or other property that is restricted as to transferability and subject to a substantial risk of forfeiture, the Participant must generally recognize ordinary income equal to the fair market value of the shares or other property received as of the first time the shares or other property becomes transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. The Company will be entitled to a deduction in an amount equal to ordinary income received by the Participant. A Participant may elect to be taxed at the time of receipt of shares or other property rather than upon lapse of restrictions on transferability or the substantial risk of forfeiture, but if the Participant subsequently forfeits such shares or property he would not be entitled to any tax deduction, including as a capital loss, for the value of the shares or property on which he previously paid tax. The Participant must file such election with the Internal Revenue Service within 30 days of the receipt of the shares or other restricted property.

                                   PROPOSAL 4
                       SELECTION OF INDEPENDENT AUDITORS

  The Board of Directors has selected Ernst & Young LLP to audit the financial statements of the Company and its consolidated subsidiaries for the fiscal year ending October 31, 1999. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if such representative so desires and will also be available to respond to appropriate questions from stockholders.

  Unless contrary instructions are noted on the proxy, it will be voted to ratify the selection by the Board of Directors of Ernst & Young LLP as independent public auditors for the fiscal year ending October 31, 1999. The affirmative vote of the holders of a majority of the voting shares represented at the meeting is required for such ratification. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF RATIFICATION OF THE SELECTION OF AUDITORS.


                         ANNUAL REPORT TO STOCKHOLDERS

  The annual report of the Company and its subsidiaries for the fiscal year ended October 31, 1998, including financial statements reflecting the financial position and operations of the Company and its subsidiaries for that year, is being mailed to stockholders simultaneously with this Proxy Statement. The annual report is not deemed to have been filed with the Securities and Exchange Commission and is not part of this proxy.


                      2000 ANNUAL MEETING OF STOCKHOLDERS

  The deadline for receipt by the Company of stockholders' proposals for including in the Company's proxy statement and form of proxy for its 2000 annual meeting of stockholders (the "2000 Meeting") is October 4, 1999. No stockholder proposal will be considered at the 2000 Meeting unless proper notice is received by the Company between December 3, 1999, and December 18, 1999. The Company form of proxy for the 2000 Meeting will confer discretionary authority upon the persons named as proxies to vote on any untimely stockholder proposals.


                                   FORM 10-K

  A COPY OF THE COMPANY'S ANNUAL REPORT AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K FOR THE FISCAL YEAR ENDED OCTOBER 31, 1998, MAY BE OBTAINED BY STOCKHOLDERS AFTER JANUARY 31, 1999, WITHOUT CHARGE, ON WRITTEN REQUEST DIRECTED TO THE SECRETARY, CUNO INCORPORATED, 400 RESEARCH PARKWAY, MERIDEN, CONNECTICUT 06450.


                                 OTHER MATTERS

  The Board of Directors does not know of any matters of business to be presented for action at the meeting other than as set forth above. The enclosed proxy does, however, confer discretionary authority upon the persons named therein, or their substitutes, to take action with respect to any other matters that may properly be brought before the meeting.

                            SOLICITATION OF PROXIES

  The enclosed form of proxy is solicited by the Board of Directors. Shares represented by the proxy will be voted at the meeting and such shares will be voted in accordance with the shareholder's written instructions. The cost of preparing, printing, assembling and mailing will be paid by the Company. Officers, directors or other employees of the Company, without additional remuneration, may solicit proxies personally or by other appropriate means, if deemed advisable. The Company will also request brokers, banks and other nominees to send proxy material to and obtain proxies from their principals, and it will reimburse such persons for their expenses in so doing. In addition, the Company has retained Morrow & Co., Inc. to assist in the solicitation of proxies. Morrow & Co., Inc. will request brokerage houses and other nominees, fiduciaries and custodians nominally holding shares of the Company's Common Stock of record to forward proxy solicitation material to the beneficial owners of such shares. For these services, the Company will pay Morrow & Co., Inc. a fee estimated not to exceed $5,000 plus reimbursement of expenses.

  Please complete, sign, date and return your proxy promptly to ensure that your shares will be voted at the meeting. We hope that you will attend the meeting. For your convenience, a self-addressed envelope, which requires no additional postage if mailed in the United States, is enclosed.


                                       BY THE ORDER OF THE BOARD OF DIRECTORS



                                       JOHN A. TOMICH
                                       Counsel and Secretary


Meriden, Connecticut
February 1, 1999

                                                                       EXHIBIT A


                      FIRST AMENDMENT TO CUNO INCORPORATED
                           1996 STOCK INCENTIVE PLAN
                           -------------------------



     The CUNO Incorporated 1996 Stock Incentive Plan (the "Plan"), having an Effective Date of August 28, 1996, is hereby amended, subject to the approval of its stockholders and the satisfaction of the other requirements for amending the Plan described in Section 14.1 of the Plan, effective as of the date of completion of such required approvals, as follows:

                                       I

     Section 4.1 of the Plan hereby is amended to read in its entirety:

          "4.1  Number of Shares.  Subject to the adjustment under Section 4.6,
                -----------------
     the total number of shares of Common Stock reserved and available for distribution pursuant to Awards under the Plan shall be 1,700,000 shares of Common Stock authorized for issuance on the Effective Date, plus any unused shares under, or shares allocated by the Committee from, the Company's Non-Employee Directors' Stock Option Plan. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares."

                                       II

     In all other respects, the Plan shall continue in full force and effect.

                                                                       EXHIBIT B


                               CUNO INCORPORATED

                           1996 STOCK INCENTIVE PLAN

                               TABLE OF CONTENTS
                               -----------------


                                   ARTICLE I
                                   ---------

ESTABLISHMENT
     1.1  Purpose...................................  B-1

                                   ARTICLE II
                                   ----------

DEFINITIONS
      2.1  Affiliate................................  B-1
      2.2  Agreement or Award Agreement.............  B-1
      2.3  Annual Incentive Award...................  B-1
      2.4  Award....................................  B-1
      2.5  Beneficiary..............................  B-1
      2.6  Board of Directors or Board..............  B-2
      2.7  Cause....................................  B-2
      2.8  Change in Control........................  B-2
      2.9  Code or Internal Revenue Code............  B-2
     2.10  Commission...............................  B-2
     2.11  Committee................................  B-2
     2.12  Common Stock.............................  B-2
     2.13  Company..................................  B-2
     2.14  Covered Employee.........................  B-2
     2.15  Deferred Stock...........................  B-2
     2.16  Disability...............................  B-3
     2.17  Effective Date...........................  B-3
     2.18  Exchange Act.............................  B-3
     2.19  Extraordinary Termination of Employment..  B-3
     2.20  Fair Market Value........................  B-3
     2.21  Grant Date...............................  B-3
     2.22  Incentive Stock Option...................  B-3
     2.23  Non-Qualified Stock Option...............  B-3
     2.24  Option Period............................  B-3
     2.25  Option Price.............................  B-3
     2.26  Participant..............................  B-4
     2.27  Performance Shares.......................  B-4
     2.28  Plan.....................................  B-4

     2.29  Representative...........................  B-4
     2.30  Restricted Stock.........................  B-4
     2.31  Retirement...............................  B-4
     2.32  Rule 16b-3 and Rule 16a-1(c)(3)..........  B-4
     2.33  Stock Appreciation Right.................  B-4
     2.34  Stock Option.............................  B-5
     2.35  Termination of Employment................  B-5

                                  ARTICLE III
                                  -----------

ADMINISTRATION
     3.1  Committee Structure and Authority.........  B-5

                                   ARTICLE IV
                                   ----------

               STOCK SUBJECT TO PLAN
     4.1  Number of Shares.........................   B-8
     4.2  Release of Shares........................   B-8
     4.3  Restrictions on Shares...................   B-8
     4.4  Stockholder Rights.......................   B-8
     4.5  Best Efforts to Register.................   B-9
     4.6  Anti-Dilution............................   B-9

                                   ARTICLE V
                                   ---------

ELIGIBILITY
     5.1  Eligibility..............................   B-10

                                   ARTICLE VI
                                   ----------

STOCK OPTIONS
     6.1  General..................................   B-10
     6.2  Grant and Exercise.......................   B-10
     6.3  Terms and Conditions.....................   B-11
     6.4  Termination by Reason of Death...........   B-13
     6.5  Termination by Reason of Disability......   B-13
     6.6  Other Termination........................   B-14
     6.7  Cashing Out of Option....................   B-14

                                  ARTICLE VII
                                  -----------

STOCK APPRECIATION RIGHTS
     7.1    General................................   B-14
     7.2    Grant..................................   B-14
     7.3    Terms and Conditions...................   B-15

                                  ARTICLE VIII
                                  ------------

RESTRICTED STOCK
     8.1   General.................................   B-16
     8.2   Awards and Certificates.................   B-16
     8.3   Terms and Conditions....................   B-17

                                   ARTICLE IX
                                   ----------

DEFERRED STOCK
     9.1   General.................................   B-18
     9.2   Terms and Conditions....................   B-19

                                   ARTICLE X
                                   ---------

                                 PERFORMANCE SHARES
     10.1  General..................................  B-20
     10.2  Price....................................  B-20
     10.3  Performance Share Agreement..............  B-20
     10.4  Performance Period.......................  B-20
     10.5  Performance Goals........................  B-20
     10.6  Earning of Performance Shares............  B-21
     10.7  Termination of Employment Due to Death,..  B-21
           Disability, or Retirement or at the
           Request of the Company Without Cause
     10.8  Termination of Employment for Other......  B-22
           Reasons
     10.9  Non-transferability......................  B-22

                                   ARTICLE XI
                                   ----------

                    ANNUAL INCENTIVE AWARDS

     11.1  Eligibility.............................   B-22
     11.2  Earning of Annual Incentive Awards......   B-23
     11.3  Payments and Election...................   B-23
     11.4  Amendment of Awards.....................   B-24
     11.5  Performance Threshold...................   B-24
     11.6  Maximum Awards..........................   B-24

                                  ARTICLE XII
                                  -----------

PROVISIONS APPLICABLE TO STOCK ACQUIRED UNDER THIS PLAN
     12.1 Limited Transfer During Offering.........   B-24
     12.2 No Company Obligation....................   B-25

                                  ARTICLE XIII
                                  ------------

CHANGE IN CONTROL PROVISIONS
     13.1    Impact of Event............................   B-25
     13.2    Definition of Change in Control............   B-26
     13.3    Change in Control Price....................   B-27

                                  ARTICLE XIV
                                  -----------

MISCELLANEOUS
     14.1  Amendments and Termination...................   B-28
     14.2  Unfunded Status of Plan......................   B-28
     14.3  Status of Awards Under Code Section 162(m)...   B-28
     14.4  General Provisions...........................   B-28
     14.5  Mitigation of Excise Tax.....................   B-30
     14.6  Rights with Respect to Continuance of........   B-31
           Employment
     14.7  Awards in Substitution for Awards Granted....   B-31
           by Other Corporations
     14.8  Procedure for Adoption.......................   B-31
     14.9  Procedure for Withdrawal.....................   B-31
     14.10 Delay........................................   B-31
     14.11 Headings.....................................   B-32
     14.12 Severability.................................   B-32
     14.13 Successors and Assigns.......................   B-32
     14.14 Entire Agreement.............................   B-32

                                   ARTICLE I
                                   ---------

                                 ESTABLISHMENT

     1.1 Purpose.  The CUNO  Incorporated  1996 Stock Incentive Plan ("Plan") is
         -------
hereby established by CUNO Incorporated ("Company"). The purpose of this Plan is to promote the overall financial objectives of the Company and its stockholders by motivating those persons selected to participate in this Plan to achieve long-term growth in stockholder equity in the Company and by retaining the association of those individuals who are instrumental in achieving this growth.

                                  ARTICLE II
                                  ----------

                                  DEFINITIONS

         For purposes of this Plan, the following terms are defined as set forth below:

     2.1  "Affiliate" means any individual, corporation, partnership,
          ----------
association, limited liability company, joint-stock company, trust, unincorporated association or other entity (other than the Company) that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Company including, without limitation, any member of an affiliated group of which the Company is a common parent corporation as provided in Section 1504 of the Code.

     2.2 "Agreement" or "Award  Agreement" means any agreement  entered into
         -----------    -----------------
pursuant to this Plan pursuant to which an Award is granted to a Participant.

     2.3 "Annual Incentive Award" means an award granted pursuant to Article XI.
         ------------------------

     2.4 "Award" means any Stock Option, Stock Appreciation Right, Restricted
         -------
Stock, Deferred Stock, Performance Share or Annual Incentive Award granted to a Participant under the Plan.

     2.5  "Beneficiary" means the person, persons, trust or trusts which have
           -------------
been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefit specified under the Plan to the extent permitted. If there is no designated beneficiary, then the term means the person or persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

     2.6 "Board of Directors" or "Board" means the Board of Directors of the
         --------------------    -------
Company.

     2.7 "Cause" shall mean, for purposes of whether and when a Participant has
         -------
incurred a Termination of Employment for Cause, any act or omission which permits the Company to terminate the written agreement or arrangement between the Participant and the Company or an Affiliate for Cause as defined in such agreement or arrangement, or in the event there is no such agreement or arrangement or the agreement or arrangement does not define the term "cause," then Cause shall mean (a) any act or failure to act deemed to constitute cause under the Company's established practices, policies or guidelines applicable to the Participant or (b) the Participant's act or omission constituting gross misconduct with respect to the Company or an Affiliate in any material respect.

     2.8 "Change in Control" and "Change in Control Price" have the meanings set
         -------------------      ------------------------
forth in Sections 13.2 and 13.3, respectively.

     2.9 "Code" or "Internal Revenue Code" means the Internal Revenue Code of
         ------    -----------------------
1986, as amended, final Treasury Regulations thereunder and any subsequent Internal Revenue Code.

     2.10 "Commission" means the Securities and Exchange Commission or any
          ------------
successor agency.

     2.11 "Committee" means the person or persons appointed by the Board of
          -----------
Directors to administer this Plan, as further described herein; provided, however, the Committee shall consist of directors who are "disinterested" persons or "non-employees" within the meaning of Rule 16b-3 and each of whom is an "outside" director under Section 162(m) of the Code.

     2.12 "Common Stock" means the shares of the regular voting Common Stock,
           -------------
$.001 par value per share, whether presently or hereafter issued, and any other stock or security resulting from adjustment thereof as described hereinafter or the common stock of any successor to the Company which is designated for the purpose of this Plan.

     2.13 "Company" means CUNO Incorporated, a Delaware corporation, and
          ---------
includes any successor or assignee corporation or corporations into which the Company may be merged, changed or consolidated; any corporation for whose securities all or substantially all of the securities of the Company shall be exchanged; and any assignee of or successor to substantially all of the assets of the Company.

     2.14 "Covered Employee" means a Participant who is a "covered employee"
          ------------------
within the meaning of Section 162(m) of the Code.

     2.15 "Deferred Stock" means an award made pursuant to Article IX to receive
          ----------------
Common Stock at the end of a specified period.

     2.16 "Disability" means a mental or physical illness that entitles the
          ------------
Participant to receive benefits under the long term disability plan of the Company or an Affiliate, or if the Participant is not covered by such a plan or the Participant is not an employee of the Company or an Affiliate, a mental or physical illness that renders a Participant totally and permanently incapable of performing the Participant's duties for the Company or an Affiliate. Notwithstanding the foregoing, a Disability shall not qualify under this Plan if it is the result of (i) a willfully self-inflicted injury or willfully self-induced sickness; or (ii) an injury or disease contracted, suffered, or incurred, while participating in a criminal offense. The determination of Disability shall be made by the Committee. The determination of Disability for purposes of this Plan shall not be construed to be an admission of disability for any other purpose.

     2.17 "Effective Date" means August 28, 1996.
          ----------------

     2.18 "Exchange Act" means the Securities Exchange Act of 1934, as amended,
          --------------
and the rules and regulations promulgated thereunder.

     2.19 "Extraordinary Termination of Employment" means the Termination of
          -----------------------------------------
Employment of the Participant due to death, Disability or Retirement.

     2.20 "Fair Market Value" means the fair market value of Common Stock,
          -------------------
Awards or other property as determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value per share by Common Stock as of any date shall be the closing sale price per share reported on a consolidated basis for stock listed on the principal stock exchange or market on which the Common Stock is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.

     2.21 "Grant Date" means the date that as of which an Award is granted
          ------------
pursuant to this Plan.

     2.22 "Incentive Stock Option" means any Stock Option intended to be and
          ------------------------
designated as an "incentive stock option" within the meaning of Section 422 of the Code.

     2.23 "Non-Qualified Stock Option" means an Option to purchase Common Stock
          ----------------------------
in the Company granted under this Plan the taxation of which is pursuant to
Section 83 of the Code.

     2.24 "Option Period" means the period during which the Option shall be
          ---------------
exercisable in accordance with the Agreement and Article VI.

     2.25 "Option Price" means the price at which the Common Stock may be
          --------------
purchased under an Option as provided in Section 6.3.

     2.26 "Participant" means a person who satisfies the eligibility conditions
          -------------
of Article V and to whom an Award has been granted by the Committee under this Plan, and in the event a Representative is appointed for a Participant or another person becomes a Representative, then the term "Participant" shall mean such Representative. The term shall also include a trust for the benefit of the Participant, a partnership the interest of which is by or for the benefit of the Participant, the Participant's parents, spouse or descendants, or a custodian under a uniform gifts to minors act or similar statute for the benefit of the Participant's descendants, to the extent permitted by the Committee and not inconsistent with the Rule 16b-3 or the status of the Option as an Incentive Stock Option to the extent intended. Notwithstanding the foregoing, the term "Termination of Employment" shall mean the Termination of Employment of the employee.

     2.27 "Performance Shares" means a right, granted under Article X, to
          --------------------
receive Awards based upon criteria specified by the Committee.

     2.28 "Plan" means this CUNO Incorporated 1996 Stock Incentive Plan, as the
          ------
same may be amended from time to time.

     2.29 "Representative" means (a) a person or entity acting as the executor
          ----------------
or administrator of a Participant's estate pursuant to the last will and testament of a Participant or pursuant to the laws of the jurisdiction in which the Participant had the Participant's primary residence at the date of the Participant's death; (b) the person or entity acting as the guardian or temporary guardian of a Participant; (c) the person or entity which is the Beneficiary of the Participant upon or following the Participant's death; or (d) any person to whom an Option has been transferred with the permission of the Committee or by operation of law; provided that only one of the foregoing shall be the Representative at any point in time as determined under applicable law and recognized by the Committee.

     2.30 "Restricted Stock" means an award of Common Stock under Article VIII
          ------------------
that is subject to certain restrictions and a risk of forfeiture.

     2.31 "Retirement" means the Participant's Termination of Employment after
          ------------
attaining either the normal retirement age or the early retirement age as defined in the principal (as determined by the Committee) tax-qualified plan of the Company or an Affiliate, if the Participant is covered by such plan, and if the Participant is not covered by such a plan, then age 65, or age 55 with the accrual of 10 years of service.

     2.32 "Rule 16b-3 and Rule 16a-1(c)(3)" means Rule 16b-3 and Rule 16a-
          --------------------------------
1(c)(3), as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under
Section 16 of the Exchange Act.

     2.33 "Stock Appreciation Right" means a right granted under Article VII.
          --------------------------

     2.34 "Stock Option" or "Option" means a right to purchase stock on
          --------------    --------
specified conditions granted under Article VI.

     2.35 "Termination of Employment" means the occurrence of any act or event
          ---------------------------
whether pursuant to an employment agreement or otherwise that actually or effectively causes or results in the person's ceasing, for whatever reason, to be an officer, independent contractor, director or employee of the Company or of any Affiliate, or to be an officer, independent contractor, director or employee of any entity that provides services to the Company or an Affiliate, including without limitation, death, Disability, dismissal, severance at the election of the Participant, Retirement, or severance as a result of the discontinuance, liquidation, sale or transfer by the Company or its Affiliates of all businesses owned or operated by the Company or its Affiliates. With respect to any person who is not an employee with respect to the Company or an Affiliate, the Agreement shall establish what act or event shall constitute a Termination of Employment for purposes of this Plan. A transfer of employment from the Company to an Affiliate, or from an Affiliate to the Company, shall not be a Termination of Employment, unless expressly determined by the Committee. A Termination of Employment shall occur to an employee who is employed by an Affiliate if the Affiliate shall cease to be an Affiliate and the Participant shall not immediately thereafter become an employee of the Company or an Affiliate. Employment shall occur to an employee who is employed by an Affiliate if the Affiliate shall cease to be an Affiliate and the Participant shall not immediately thereafter become an employee of the Company or an Affiliate.

     In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

                                  ARTICLE III
                                  -----------

                                ADMINISTRATION

     3.1 Committee Structure and Authority. This Plan shall be administered by
         ---------------------------------
the Committee which shall be comprised of one or more persons. The Committee shall be the Compensation Committee of the Board of Directors, unless such committee does not exist or the Board establishes a committee whose purpose is the administration of this Plan. In the absence of an appointment, the Board or the portion that qualifies as the Committee shall be the Committee. A majority of the Committee shall constitute a quorum at any meeting thereof (including telephone conference) and the acts of a majority of the members present, or acts approved in writing by a majority of the entire Committee without a meeting, shall be the acts of the Committee for purposes of this Plan. The Committee may authorize any one or more of its members or an officer of the Company to execute and deliver documents on behalf of the Committee. A member of the Committee shall not exercise any discretion respecting himself or herself under this Plan. The Board shall have the authority to remove, replace or fill any vacancy of any member of the Committee upon notice to the Committee and the affected member. Any member of the Committee may resign upon notice to the Board. The Committee may allocate among one or more of it members, or may delegate to one or more of its agents, such duties and responsibilities as it determines.

     Among other things, the Committee shall have the authority, subject to the terms of this Plan:

         (a) to select those persons to whom Awards may be granted from time to time;

         (b) to determine whether and to what extent Awards are to be granted hereunder;

         (c) to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

         (d) to determine the terms and conditions of any Award granted hereunder (including, but not limited to, the Option Price, the Option Period, any exercise restriction or limitation; any exercise acceleration or forfeiture waiver or any performance criteria regarding any Award and the shares of Common Stock relating thereto);

         (e) to adjust the terms and conditions, at any time or from time to time, of any Award, subject to the limitations of Section 14.1;

         (f) to determine to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award shall be deferred;

         (g) to determine under what circumstances an Award may be settled in cash or Common Stock;

         (h) to provide for the forms of Agreement to be utilized in connection with this Plan;

         (i) to determine whether a Participant has a Disability or a Retirement;

         (j) to determine what securities law requirements are applicable to this Plan, Awards, and the issuance of shares of Common Stock and to require of a Participant that appropriate action be taken with respect to such requirements;

         (k) to cancel, with the consent of the Participant or as otherwise provided in this Plan or an Agreement, outstanding Awards;

         (l) to interpret and make a final determination with respect to the remaining number of shares of Common Stock available under this Plan;

         (m) to require as a condition of the exercise of an Award or the issuance or transfer of a certificate of Common Stock, the withholding from a Participant of the amount of any federal, state or local taxes as may be necessary in order for the Company or any other employer to obtain a deduction or as may be otherwise required by law;

         (n) to determine whether and with what effect an individual has incurred at Termination of Employment;

         (o) to determine whether the Company or any other person has a right or obligation to purchase Common Stock from a Participant and, if so, the terms and conditions on which such Common Stock is to be purchased;

         (p) to determine the restrictions or limitations on the transfer of Common Stock;

         (q) to determine whether an Award is to be adjusted, modified or purchased, or is to become fully exercisable, under this Plan or the terms of an Agreement;

         (r) to determine the permissible methods of Award exercise and payment, including cashless exercise arrangements;

         (s) to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of this Plan; and

         (t) to appoint and compensate agents, counsel, auditors or other specialists to aid it in the discharge of its duties.

     The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan as it shall, from time to time, deem advisable to interpret the terms and provisions of this Plan and any Award issued under this Plan (and any Agreement) and to otherwise supervise the administration of this Plan. The Committee's policies and procedures may differ with respect to Awards granted at different times or to different Participants.

     Any determination made by the Committee pursuant to the provisions of this Plan shall be made in its sole discretion, and in the case of any determination relating to an Award, may be made at the time of the grant of the Award or, unless in contravention of any express terms of this Plan or Agreement, at any time thereafter. All decisions made by the Committee pursuant to the provisions of this Plan shall be final and binding on all persons, including the Company and Participants. Any determination shall not be subject to de novo review if challenged in court.

                                  ARTICLE IV
                                  ----------

                             STOCK SUBJECT TO PLAN

     4.1 Number of Shares. Subject to the adjustment under Section 4.6, the
         ----------------
total number of shares of Common Stock reserved and available for distribution pursuant to Awards under this Plan shall be 1,000,000 shares of Common Stock authorized for issuance on the Effective Date, plus any unused shares under, or shares allocated by the Committee from, the Company's Non-Employee Directors' Stock Option Plan. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

     4.2 Release of Shares. The Committee shall have full authority to determine
         -----------------
the number of shares of Common Stock available for Award, and in its discretion may include (without limitation) as available for distribution any shares of Common Stock that have ceased to be subject to an Award, any shares of Common Stock subject to any Award that are forfeited, any Award that otherwise terminates without issuance of shares of Common Stock being made to the Participant, or any shares (whether or not restricted) of Common Stock that are received by the Company in connection with the exercise of an Award including the satisfaction of any tax liability or the satisfaction of a tax withholding obligation. If any shares could not again be available for Awards to a particular Participant under any applicable law, such shares shall be available exclusively for Awards to Participants who are not subject to such limitations.

     4.3 Restrictions on Shares. Shares of Common Stock issued upon exercise of
         ----------------------
an Award shall be subject to the terms and conditions specified herein and to such other terms, conditions and restrictions as the Committee in its discretion may determine or provide in the Award Agreement. The Company shall not be required to issue or deliver any certificates for shares of Common Stock, cash or other property prior to (i) the listing of such shares on any stock exchange (or other public market) on which the Common Stock may then be listed (or regularly traded), (ii) the completion of any registration or qualification of such shares under federal or state law, or any ruling or regulation of any government body which the Committee determines to be necessary or advisable, and
(iii) the satisfaction of any applicable withholding obligation in order for the Company or an Affiliate to obtain a deduction with respect to the exercise of an Award. The Company may cause any certificate for any share of Common Stock to be delivered to be properly marked with a legend or other notation reflecting the limitations on transfer of such Common Stock as provided in this Plan or as the Committee may otherwise require. The Committee may require any person exercising an Award to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares of Common Stock in compliance with applicable law or otherwise. Fractional shares shall not be delivered, but shall be rounded to the next lower whole number of shares.

     4.4 Stockholder Rights. No person shall have any rights of a stockholder as
         ------------------
to shares of Common Stock subject to an Award until, after proper exercise of the Award or other action required, such shares shall have been recorded on the Company's official stockholder records as having been issued and transferred. Upon exercise of the Award or any portion thereof, the Company will have a reasonable time in which to issue the shares, and the Participant will not be treated as a stockholder for any purpose whatsoever prior to such issuance. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such shares are recorded as issued and transferred in the Company's official stockholder records, except as provided herein or in an Agreement.

     4.5 Best Efforts to Register. If there has been a Public Offering, the
         ------------------------
Company will register under the Securities Act the Common Stock delivered or deliverable pursuant to Awards on Commission Form S-8 if available to the Company for this purpose (or any successor or alternate form that is substantially similar to that form to the extent available to effect such registration), in accordance with the rules and regulations governing such forms, as soon as such forms are available for registration to the Company for this purpose. The Company will use its best efforts to cause the registration statement to become effective as soon as possible and will file such supplements and amendments to the registration statement as may be necessary to keep the registration statement in effect until the earliest of (a) one year following the expiration of the last relevant period of the last Award outstanding, (b) the date the Company is no longer a reporting company under the Exchange Act and
(c) the date all Participants have disposed of all shares of Common Stock delivered pursuant to any Award. The Company may delay the foregoing obligation if the Committee reasonably determines that any such registration would materially and adversely affect the Company's interests or if there is no material benefit to Participants.

     4.6 Anti-Dilution. In the event of any Company stock dividend, stock split,
         -------------
combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company stockholders other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets (measured on either a stand-alone or consolidated basis), reorganization, rights offering, a partial or complete liquidation, or any other corporate transaction, Company share offering or event involving the Company and having an effect similar to any of the foregoing, then the Committee may adjust or substitute, as the case may be, the number of shares of Common Stock available for Awards under this Plan, the number of shares of Common Stock covered by outstanding Awards, the exercise price per share of outstanding Awards, and any other characteristics or terms of the Awards as the Committee shall deem necessary or appropriate to reflect equitably the effects of such changes to the Participants; provided, however, that the Committee may limit any such adjustment so as to maintain the deductibility of the Awards under Section 162(m) of the Code, and that any fractional shares resulting from such adjustment shall be eliminated by rounding to the next lower whole number of shares with appropriate payment for such fractional share as shall reasonably be determined by the Committee.

                                   ARTICLE V
                                   ---------

                                  ELIGIBILITY

     5.1 Eligibility. Except as herein provided, the persons who shall be
         -----------
eligible to participate in this Plan and be granted Awards shall be those persons who are officers, employees or consultants of the Company or any subsidiary, who shall be in a position, in the opinion of the Committee, to make contributions to the growth, management, protection and success of the Company and its subsidiaries. Of those persons described in the preceding sentence, the Committee may, from time to time, select persons to be granted Awards and shall determine the terms and conditions with respect thereto. In making any such selection and in determining the form of the Award, the Committee may give consideration to the functions and responsibilities of the person's contributions to the Company and its subsidiaries, the value of the individual's service to the Company and its subsidiaries and such other factors deemed relevant by the Committee. The Committee may designate any person who is not eligible to participate in this Plan if such person would otherwise be eligible to participate in this Plan (and members of the Committee are expressly excluded from participation to the extent necessary for purposes of Rule 16b-3, Section 162(m) of the Code or any other legal reason).


                                  ARTICLE VI
                                  ----------

                                 STOCK OPTIONS

     6.1 General. The Committee shall have authority to grant Options under this
         -------
Plan at any time or from time to time. Stock Options may be granted alone or in addition to other Awards and may be either Incentive Stock Options or Non-Qualified Stock Options. An Option shall entitle the Participant to receive shares of Common Stock upon exercise of such Option, subject to the Participant's satisfaction in full of any conditions, restrictions or limitations imposed in accordance with this Plan or an Agreement (the terms and provisions of which may differ from other Agreements) including without limitation, payment of the Option Price. During any three-calendar-year period, Options for no more than one-half of all shares of Common Stock available for grant under the Plan shall be granted to any Participant.

     6.2 Grant and Exercise. The grant of a Stock Option shall occur as of the
         -----------------
date the Committee determines. Each Option granted under this Plan shall be evidenced by an Agreement, in the form approved by the Committee, which shall embody the terms and conditions of such Option and which shall be subject to the express terms and conditions set forth in this Plan. Such Agreement shall become effective upon execution by the Participant. Only a person who is a common-law employee of the Company, any parent corporation of the Company or a subsidiary (as such terms are defined in Section 424 of the Code) on the Grant date shall be eligible to be granted an Option which is intended to be and is an Incentive Stock Option. To the extent that any Stock Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option.

     6.3 Terms and Conditions.  Stock Options shall be subject to such terms and
         --------------------
conditions as shall be determined by the Committee, including the following:

                  (a)  Option  Period.  The Option Period of each Stock Option
                       --------------
         shall be fixed by the Committee; provided that no Non-Qualified Stock Option shall be exercisable more than fifteen (15) years after the date the Stock Option is granted. In the case of an Incentive Stock Option, the Option Period shall not exceed ten (10) years from the date of grant or five (5) years in the case of an individual who owns more than ten percent (10%) of the combined voting power of all classes of stock of the Company, a corporation which is a parent corporation of the Company or any subsidiary of the Company (each as defined in Section 424 of the Code). No Option which is intended to be an Incentive Stock Option shall be granted more than ten (10) years from the date of this Plan is adopted by the Company or the date this Plan is approved by the stockholders of the Company, whichever is earlier.

                  (b) Option Price. The Option Price per share of the Common
                      ------------
         Stock purchasable under an Option shall be determined by the Committee. If such Option is intended to qualify as an Incentive Stock Option, the Option Price per share shall not be less than the Fair Market Value per share on the date the Option is granted, or where granted to an individual who owns or who is deemed to own stock possessing more than ten percent (10%) of the combined voting power of all classes of stock of the Company, a corporation which is a parent corporation of the Company or any subsidiary of the Company (each as defined in Section 424 of the Code), not less than one hundred ten percent (110%) of such Fair Market Value per share.

                  (c) Exercisability. Subject to Section 13.1, Stock Options
                      --------------
         shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part. In addition, the Committee may at any time accelerate the exercisability of any Stock Option. If the Committee intends that an Option be an Incentive Stock Option, the Committee shall, in its discretion, provide that the aggregate Fair Market Value (determined at the Grant Date) of Incentive Stock Option which is exercisable for the first time during the calendar year shall not exceed $100,000.

                  (d) Method of Exercise. Subject to the provisions of this
                      ------------------
         Article VI, a Participant may exercise Stock Options, in whole or in part, at any time during the Option Period by the Participant's giving written notice of exercise on a form provided by the Committee (if available) to the Company specifying the number of shares of Common Stock subject to the Stock Option to be purchased. Such notice shall be accompanied by payment in full of the purchase price by cash or check or such other form of payment as the Company may accept. If approved by the Committee (including approval at the time of exercise), payment in full or in part may also be made (i) by delivering Common Stock already owned by the Participant having a total Fair Market Value on the date of such delivery equal to the Option Price; (ii) by the execution and delivery of a note or other evidence of indebtedness (and any security agreement thereunder) satisfactory to the Committee and permitted in accordance with Section 6.3(e); (iii) by authorizing the Company to retain shares of Common Stock which would otherwise be issuable upon exercise of the Option having a total Fair Market Value on the date of delivery equal to the Option Price; (iv) by the delivery of cash or the extension of credit by a broker-dealer to whom the Participant has submitted a notice of exercise or otherwise indicated an intent to exercise an Option (in accordance with Part 220, Chapter II, Title 12 of the Code of Federal Regulations, so-called "cashless" exercise); (v) by certifying ownership of shares of Common Stock owned by the Participant to the satisfaction of the Committee for later delivery to the Company as specified by the Company; or (vi) by any combination of the foregoing. If payment of the Option Price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock or Deferred Stock, the number of shares of Common Stock to be received upon such exercise equal to the number of shares of Restricted Stock or Deferred Stock used for payment of the Option Price shall be subject to the same forfeiture restrictions or deferral limitations to which such Restricted Stock or Deferred Stock was subject, unless otherwise determined by the Committee. In the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares of Common Stock of the same class as the Common Stock subject to the Stock Option may be authorized only at the time the Stock Option is granted. No shares of Common Stock shall be issued until full payment therefor, as determined by the Committee, has been made. Subject to any forfeiture restrictions or deferral limitations that may apply if a Stock Option is exercised using Restricted Stock or Deferred Stock, a Participant shall have all of the rights of a stockholder of the Company holding the class of Common Stock that is subject to such Stock Option (including, if applicable, the right to vote the shares and the right to receive dividends), when the Participant has given written notice of exercise, has paid in full for such shares and such shares have been recorded on the Company's official stockholder records as having been issued and transferred.

                  (e) Company Loan or Guarantee. Upon the exercise of any Option
                      -------------------------
         and subject to pertinent Agreement and the discretion of the Committee, the Company may at the request of the Participant:

                        (i) lend to the Participant, an amount equal to such portion of the Option Price as the Committee may determine; or

                        (ii) guarantee a loan obtained by the Participant from a
                             third party for the purpose of tendering the Option Price.

         The terms and conditions of any loan or guarantee, including the term, interest rate, whether the loan is with recourse against the Participant and any security interest thereunder, shall be determined by the Committee, except that no extension of credit or guarantee shall obligate the Company for an amount to exceed the lesser of the aggregate Fair Market Value per share of the Common Stock on the date of exercise, less the par value of the shares of Common Stock to be purchased upon the exercise of the Award, or the amount permitted under applicable laws or the regulations and rules of the Federal Reserve Board and any other governmental agency having jurisdiction.

                  (f) Non-transferability of Options. Except as provided herein
                      ------------------------------
         or in an Agreement and then only consistent with the intent that the Option be an Incentive Stock Option, no Stock Option or interest therein shall be transferable by the Participant other than by will or by the laws of descent and distribution or by a designation of beneficiary effective upon the death of the Participant, and all Stock Options shall be exercisable during the Participant's lifetime only by the Participant. If and to the extent transferability is permitted by Rule 16b-3 and except as otherwise provided herein or by an Agreement, every Option granted hereunder shall be freely transferable, but only if such transfer does not result in liability under Section 16 of the Exchange Act to the Participant or other Participants and is consistent with registration of the Option and sale of Common Stock on Form S-8 (or a successor form) or the Committee's waiver of such condition.

     6.4 Termination by Reason of Death. Unless otherwise provided in an
         ------------------------------
Agreement or determined by the Committee, if a Participant incurs a Termination of Employment due to death, any unexpired and unexercised Stock Option held by such Participant shall thereafter be fully exercisable for a period of one (1) year (or such other period or no period as the Committee may specify) immediately following the date of such death or until the expiration of the Option Period, whichever period is the shorter.

     6.5 Termination by Reason of Disability. Unless otherwise provided in an
         -----------------------------------
Agreement or determined by the Committee, if a Participant incurs a Termination of Employment due to a Disability, any unexpired and unexercised Stock Option held by such Participant shall thereafter be fully exercisable by the Participant for the period of one (1) year (or such other period or no period as the Committee may specify) immediately following the date of such Termination of Employment or until the expiration of the Option Period, whichever period is shorter, and the Participant's death at any time following such Termination of Employment due to Disability shall not affect the foregoing. In the event of Termination of Employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

     6.6 Other Termination. Unless otherwise provided in an Agreement or
         -----------------
determined by the Committee, if a Participant incurs a Termination of Employment due to Retirement, or the Termination of Employment is involuntary on the part of the Participant (but is not due to death, Disability or with Cause), any Stock Option held by such Participant shall thereupon terminate, except that such Stock Option, to the extent then exercisable, may be exercised for the lesser of the three-month period commencing with the date of such Termination of Employment or until the expiration of the Option Period. Unless otherwise provided in an Agreement or determined by the Committee, if the Participant incurs a Termination of Employment which is either (a) voluntary on the part of the Participant (and is not due to Retirement) or (b) with Cause, the Option shall terminate immediately. Unless otherwise provided in an Agreement or determined by the Committee, the death or Disability of a Participant after a Termination of Employment otherwise provided herein shall not extend the exercisability of the time permitted to exercise an Option.

     6.7 Cashing Out of Option. On receipt of written notice of exercise, the
         ---------------------
Committee may elect to cash out all or part of the portion of any Stock Option by paying the Participant an amount, in cash or Common Stock, equal to the excess of the Fair Market Value of the Common Stock that is subject to the Option over the Option Price times the number of shares of Common Stock subject to the Option on the effective date of such cash out.

                                  ARTICLE VII
                                  -----------

                           STOCK APPRECIATION RIGHTS

     7.1 General. The Committee shall have authority to grant Stock Appreciation
         -------
Rights under this Plan at any time or from time to time. Subject to the Participant's satisfaction in full of any conditions, restrictions or limitations imposed in accordance with this Plan or an Agreement, a Stock Appreciation Right shall entitle the Participant to surrender to the Company the Stock Appreciation Right and to be paid therefor in shares of the Common Stock, cash or a combination thereof as herein provided, the amount described in
Section 7.3(b).

     7.2 Grant. Stock Appreciation Rights may be granted in conjunction with all
         -----
or part of any Stock Option granted under this Plan in which case the exercise of the Stock Appreciation Right shall require the cancellation of a corresponding portion of the Stock Option, and the exercise of the Stock Option will result in cancellation of a corresponding portion of the Stock Appreciation Right. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of grant of such Stock Option. A Stock Appreciation Right may also be granted on a stand-alone basis. The grant of a Stock Appreciation Right shall occur as of the date the Committee determines. Each Stock Appreciation Right granted under this Plan shall be evidenced by an Agreement, which shall embody the terms and conditions of such Stock Appreciation Right and which shall be subject to the terms and conditions set forth in this Plan. During any three-calendar-year period, no more Stock Appreciation Rights shall be granted to any Participant than the number of Options that may be granted to any Participant under Section 6.1.

     7.3 Terms and Conditions. Stock Appreciation Rights shall be subject to
         --------------------
such terms and conditions as shall be determined by the Committee, including the following:

                  (a) Period and Exercise. The term of a Stock Appreciation
                      -------------------
         Right shall be established by the Committee. If granted in conjunction with a Stock Option, the Stock Appreciation Right shall have a term which is the same as the Option Period and shall be exercisable only at such time or times and to the extent the related Stock Options would be exercisable in accordance with the provisions of Article VI. A Stock Appreciation Right which is granted on a stand alone basis shall be for such period and shall be exercisable at such times and to the extent provided in an Agreement. Stock Appreciation Rights shall be exercised by the Participant's giving written notice of exercise on a form provided by the Committee (if available) to the Company specifying the portion of the Stock Appreciation Right to be exercised.

                  (b) Amount. Upon the exercise of a Stock Appreciation Right, a
                      ------
         Participant shall be entitled to receive an amount in cash, shares of Common Stock or both as determined by the Committee or as otherwise permitted in an Agreement equal in value to the excess of the Fair Market Value per share of Common Stock over the Option Price per share of Common Stock specified in the related Agreement multiplied by the number of shares in respect of which the Stock Appreciation Right is exercised. In the case of a Stock Appreciation Right granted on a stand-alone basis, the Agreement shall specify the value to be used in lieu of the Option Price per share of Common Stock. The aggregate Fair Market Value per share of the Common Stock shall be determined as of the date of the exercise of such Stock Appreciation Right.

                  (c) Special Rules. In the case of Stock Appreciation Rights
                      -------------
         relating to Stock Options held by Participants who are actually or potentially subject to Section 16(b) of the Exchange Act to the extent required by Rule 16b-3:

                        (i) The Committee may require that such Stock Appreciation Rights be exercised only in accordance with the provisions of Rule 16b-3; and

                        (ii) The Committee may provide that the amount to be
                             paid upon exercise of such Stock Appreciation Rights (other than those relating to Incentive Stock Options) shall be based on the highest mean sales price of the Common Stock on the principal exchange on which the Common Stock is traded, NASDAQ or other relevant market for determining value; and

                  (d) Non-transferability of Stock Appreciation Rights. Stock
                      ------------------------------------------------
Appreciation Rights shall be transferable only when and to the extent that a Stock Option would be transferable under this Plan unless otherwise provided in an Agreement.

                  (e) Termination. A Stock Appreciation Right shall terminate at
                      -----------
such time as a Stock Option would terminate under this Plan, unless otherwise provided in an Agreement.

                  (f) Effect on Shares Under this Plan. To the extent required
                      --------------------------------
by Rule 16b-3, upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in
Section 4.2 on the number of shares of Common Stock to be issued under this Plan, but only to the extent of the number of shares of Common Stock covered by the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time.

                  (g) Incentive Stock Option. A Stock Appreciation Right granted
                      ----------------------
in tandem with an Incentive Stock Option shall not be exercisable unless the Fair Market Value of the Common Stock on the date of exercise exceeds the Option Price. In no event shall any amount paid pursuant to the Stock Appreciation Right exceed the difference between the Fair Market Value on the date of exercise and the Option Price.


                                  ARTICLE VIII
                                  ------------

                                RESTRICTED STOCK

     8.1 General. The Committee shall have authority to grant Restricted Stock
         -------
under this Plan at any time or from time to time. Shares of Restricted Stock may be awarded either alone or in addition to other Awards granted under this Plan. The Committee shall determine the persons to whom and the time or times at which grants of Restricted Stock will be awarded, the number of shares of Restricted Shares to be awarded to any Participant, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the Awards. Each Award shall be confirmed by, and be subject to the terms of, an Agreement. The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals by the Participant or by the Company or an Affiliate (including a division or department of the Company or an Affiliate) for or within which the Participant is primarily employed or upon such other factors or criteria as the Committee shall determine. The provisions of Restricted Stock Awards need not be the same with respect to any Participant.

     8.2 Awards and Certificates. Notwithstanding the limitations on issuance of
         -----------------------
shares of Common Stock otherwise provided in this Plan, each Participant receiving an Award of Restricted Stock shall be issued a certificate in respect of such shares of

Restricted Stock. Such certificate shall be registered in the name of such Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award as determined by the Committee. The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the Participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

     8.3 Terms and Conditions. Shares of Restricted Stock shall be subject to
         --------------------
the following terms and conditions:

                           (a) Limitations on Transferability. The purchase
                               ------------------------------
                  price for shares of Restricted Stock shall be set by the Committee and may be zero. Subject to the provisions of this Plan and the Agreement, during a period set by the Committee, commencing with the date of such Award (the "Restriction Period"), the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber any interest in shares of Restricted Stock. Unless otherwise determined by the Committee, awards of Restricted Stock must be accepted by a Participant within a period of 60 days (or such shorter periods as the Committee may specify at grant) after the Grant Date, by executing a Restricted Stock Agreement and paying whatever price, if any, is required. The Participant shall not have any rights with respect to such Award, unless and until such Participant has executed an agreement evidencing the Award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such award.

                           (b) Rights. Except as provided in Section 8.3(a), the
                               ------
                  Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company holding the class of Common Stock that is the subject of the Restricted Stock, including, if applicable, the right to vote the shares and the right to receive any cash dividends. Unless otherwise determined by the Committee and subject to this Plan, cash dividends on the class of Common Stock that is the subject of the Restricted Stock shall be automatically deferred and reinvested in additional Restricted Stock, and dividends on the class of Common Stock that is the subject of the Restricted Stock payable in Common Stock shall be paid in the form of Restricted Stock of the same class as the Common Stock on which such dividend was paid.

                           (c) Criteria. Based on service, performance by the
                               --------
                  Participant or by the Company or the Affiliate, including any division or department for which the Participant is employed or such other factors or criteria as the Committee may determine, the Committee may provide for the lapse of restrictions in installments and may accelerate the vesting of all or any part of any Award and waive the restrictions for all or any part of such Award.

                           (d) Forfeiture. Unless otherwise provided in an
                               ----------
                  Agreement or determined by the Committee, if the Participant incurs a Termination of Employment during the Restriction Period due to death or Disability, the restrictions shall lapse and the Participant shall be fully vested in the Restricted Stock. Except to the extent otherwise provided in the applicable Agreement and this Plan, upon a Participant's Termination of Employment for any reason during the Restriction Period other than death or Disability, all shares of Restricted Stock still subject to restriction shall be forfeited by the Participant, except the Committee shall have the discretion to waive in whole or in part any or all remaining restrictions with respect to any or all of such Participant's shares of Restricted Stock.

                           (e) Delivery. If and when the Restriction Period
                               --------
                  expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, unlegended certificates for such shares shall be delivered to the Participant.

                           (f) Election. A Participant may elect to further
                               --------
                  defer receipt of the Restricted Stock for a specified period or until a specified event, subject in each case to the Committee's approval and to such terms as are determined by the Committee. Subject to any exceptions adopted by the Committee, such election must be made one (1) year prior to completion of the Restriction Period.

                                  ARTICLE IX
                                  ----------

                                DEFERRED STOCK

     9.1 General. The Committee shall have authority to grant Deferred Stock
         -------
under this Plan at any time or from time to time. Shares of Deferred Stock may be awarded either alone or in addition to other Awards granted under this Plan. The Committee shall determine the persons to whom and the time or times at which Deferred Stock will be awarded, the number of shares of Deferred Stock to be awarded to any Participant, the duration of the period (the "Deferral Period") prior to which the Common Stock will be delivered, and the conditions under which receipt of the Common Stock will be deferred and any other terms and conditions of the Awards. Each Award shall be confirmed by, and be subject to the terms of, an Agreement. The Committee may condition the grant of Deferred Stock upon the attainment of specified performance goals by the Participant or by the Company or an Affiliate, including a division or department of the Company or an Affiliate for or within which the Participant is primarily employed or upon such other factors or criteria as the Committee shall determine. The provisions of Deferred Stock Awards need not be the same with respect to any Participant.

     9.2 Terms and Conditions. Deferred Stock Awards shall be subject to the
         --------------------
following terms and conditions.

                 (a) Limitations on Transferability. Subject to the provisions
                     ------------------------------
of this Plan and except as may otherwise be provided in an Agreement, neither Deferred Stock Awards, nor any interest therein, may be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or Elective Deferral Period as defined in Section 9.2(e), where applicable), the Committee may elect to deliver Common Stock, cash equal to the Fair Market Value of such Common Stock or a combination of cash and Common Stock, to the Participant for the shares covered by the Deferred Stock Award.

                 (b) Rights. Unless otherwise determined by the Committee and
                     ------
subject to this Plan, cash dividends on the Common Stock that is the subject of the Deferred Stock Award shall be automatically deferred and reinvested in additional Deferred Stock, and dividends on the Common Stock that is the subject of the Deferred Stock Award payable in Common Stock shall be paid in the form of Deferred Stock of the same class as the Common Stock on which such dividend was paid.

                 (c) Criteria. Based on service, performance by the Participant
                     --------
or by the Company or the Affiliate, including any division or department for which the Participant is employed or such other factors or criteria as the Committee may determine, the Committee may provide for the lapse of deferral limitations in installments and may accelerate the vesting of all or any part of any Award and waive the deferral limitations for all or any part of such Award.

                 (d) Forfeiture. Unless otherwise provided in an Agreement or
                     ----------
determined by the Committee, if the Participant incurs a Termination of Employment during the Deferral Period due to death or Disability, the restrictions shall lapse and the Participant shall be fully vested in the Deferred Stock. Unless otherwise provided in an Agreement or determined by the Committee, upon a Participant's Termination of Employment for any reason during the Deferral Period other than death or Disability, the rights to the shares still covered by the Award shall be forfeited by the Participant, except the Committee shall have the discretion to waive in whole or in part any or all remaining deferral limitations with respect to any or all of such Participant's Deferred Stock.

                 (e) Election. A Participant may elect to further defer receipt
                     --------
of the Deferred Stock payable under an Award (or an installment of an Award) for a specified period or until a specified event, subject in each case to the Committee's approval and to such terms as are determined by the Committee. Subject to any exceptions adopted by the Committee, such election must be made at one (1) year prior to completion of the Deferral Period for the Award.

                                    ARTICLE X
                                    ---------

                               PERFORMANCE SHARES

     10.1 General. Subject to the terms and conditions described below,
          -------
Performance Shares may be granted to any Participant at any time and from time to time as determined by the Committee. The Committee shall have complete discretion in determining the number of Performance Shares granted to each Participant; provided, however, that no Participant who is a Covered Employee may earn more than one half the number of shares of Common Stock reserved under the Plan as Performance Shares with respect to any Performance Period (as defined below).

     10.2 Price. The purchase price for Performance Shares shall be zero unless
          -----
otherwise specified by the Committee.

     10.3 Performance Share Agreement. Subject to the provisions of this Plan,
          ---------------------------
all the terms and conditions of an Award of Performance Shares shall be determined by the Committee in its discretion and shall be confirmed by a Performance Share Award Agreement which shall be executed by the Company and the Participant. Not later than the date required or permitted for "qualified performance-based compensation" under Code Section 162(m), the Committee shall determine the Participants who are Covered Employees who will potentially receive individual Performance Share Awards for the Performance Period and the amount or method for determining the amount of such Participant's number of Performance Shares.

     10.4 Performance Periods. Any time period (the "Performance Period")
          -------------------
relating to a Performance Share Award (commencing with the Grant Date) shall be at least two calendar or Company fiscal years in length unless otherwise provided by the Committee.

     10.5 Performance Goals. Not later than the date required or permitted for
          -----------------
"qualified performance-based compensation" under Section 162(m), the Committee shall establish in writing the performance goals ("Performance Goals") for such Performance Period, which shall be based on any of the following performance criteria, either alone or in any combination, and on either a consolidated or business unit level, as the Committee may determine: sales, net asset turnover, earnings per share, cash flow, cash flow from operations, operating profit or income, net income, operating margin, net income margin, return on net assets, return on total assets, return on common equity, return on total capital, and total shareholder return. The foregoing criteria shall have any reasonable definitions that the Committee may specify, which may include or exclude any or all of the following items as the Committee may specify; extraordinary, unusual or nonrecurring items; effects of accounting changes; effects of financing activities (e.g., effect on earnings per share of issuance of convertible debt securities); expenses for restructuring or productivity initiates; other non-operating items; spending for acquisitions; effects of divestitures; and effects of litigation activities and settlements.

Any such performance criterion or combination of such criteria may apply to the Participant's Award opportunity in its entirety or to any designated portion or portions of the Award opportunity, as the Committee may specify. Unless the Committee determines otherwise for any Performance Period, extraordinary items, such as capital gains and losses, which affect any performance criterion applicable to the Award (including but not limited to the criterion of net income) shall be excluded or included in determining the extent to which the correspondence performance goal has been achieved, whichever will produce the higher Award. The Committee may, in its discretion, vary the terms and conditions of any Performance Share Award, including, without limitation, the Performance Period and Performance Goals, without shareholder approval, as applied to any recipient who is not a Covered Employee with respect to the Company. In the event applicable tax or securities laws change to permit the Committee discretion to alter the governing performance measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval.

     10.6 Earning of Performance Shares. After the applicable Performance Period
          -----------------------------
shall have ended, the Committee shall certify the extent to which the established Performance Goals have been achieved. The retention of Performance Shares shall be a direct function of the extent to which the Company's Performance Goals have been achieved. A Participant may earn more or less than the number of Performance Shares originally awarded, or no Performance Shares at all. Performance Shares shall be paid in the form of Company Stock. Unrestricted certificates representing such number of shares of Common Stock as equals the number of Performance Shares earned under the Award shall be delivered to the Participant as soon as practicable after the end of the applicable Performance Period. Participants shall also be entitled to any dividends or other distributions that have been or would have been paid or earned in respect of such shares of Common Stock during the period from the initial award date to the final payout on the Performance Shares, and may be paid in the form of Common Stock. Unless otherwise provided, in its discretion, by the Committee, any such dividends or other distributions shall not bear interest. All determinations by the Committee as to the establishment of Performance Goals and potential Awards related to such Performance Goals and as to the achievement of Performance Goals relating to such Awards, and the number of any Performance Shares shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). The Committee may not delegate any responsibility relating to such Awards.

     10.7 Termination of Employment Due to Death, Disability or Retirement or at
          ----------------------------------------------------------------------
the Request of the Company Without Cause. In the event of an Extraordinary
----------------------------------------
Termination of Employment or a Termination of Employment by the Company without Cause during a Performance Period, the Participant shall receive a prorated payout with respect to the Performance Shares relating to such Performance Period. The prorated payout shall be determined by the Committee, in its sole discretion, and shall be based upon the length of time that the Participant held the Performance Shares during the Performance Period and based upon the achievement of the established Performance Goals. Distribution of earned Performance Shares shall be made at the same time payments are made to Participants who did not incur a Termination of Employment during the applicable Performance Period.

     10.8 Termination of Employment for Other Reasons. In the event that a
          -------------------------------------------
Participant's employment terminates for any reason other than those reasons set forth in Section 10.7, all Performance Shares shall be forfeited by the Participant to the Company.

     10.9 Non-transferability. Unless otherwise provided in an Agreement,
          -------------------
Performance Shares may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, a Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant or a Representative.

                                   ARTICLE XI
                                   ----------

                             ANNUAL INCENTIVE AWARDS

     11.1 Eligibility. Participants designated by the Committee shall be
          -----------
eligible for an Annual Incentive Award, the amount of which will be based on the satisfaction of specified bonus targets ("Award Targets"). Not later than the date required as permitted for "qualified performance-based compensation" under Code, Section 162(m), the Committee shall establish in writing (i) the Award Targets and (ii) the Annual Incentive Awards which may be earned by Participants, based upon the extent to which the Award Targets are achieved ("Award Opportunities"). The Award Targets and Award Opportunities shall be confirmed in Agreements between the Company and the Participants. The Award Targets shall be based on any of the following performance criteria, either alone or in any combination, and on either a consolidated or business unit level, as the Committee may determine: sales, net asset turnover, earnings per share, cash flow, cash flow from operations, operating profit or income, net income, operating margin, net income margin, return on net assets, return on total assets, return on common equity, return on total capital, and total shareholder return. The foregoing criteria shall have any reasonable definitions that the Committee may specify, which may include or exclude any or all of the following items; effects of accounting changes; effects of financing activities (e.g., effect on earnings per share of issuance of convertible debt securities); expenses for restructuring or productivity initiates; other non-operating items; spending for acquisitions; effects of divestitures; and effects of litigation activities and settlements. Any such performance criterion or combination of such criteria may apply to the Participant's Award opportunity in its entirety or to any designated portion or portions of the Award opportunity, as the Committee may specify. Unless the Committee determines otherwise for any Performance Period, extraordinary items, such as capital gains and losses, which affect any performance criterion applicable to the Award (including but not limited to the criterion of net income) shall be excluded or included in determining the extent to which the corresponding performance goal has been achieved, whichever will produce the higher Award. The Committee may specify the amount of the individual Award as a percentage of such business criteria, a percentage thereof in excess of a threshold amount, or another amount which need not bear a strictly mathematical relationship to such relationship criteria. With respect to any Performance Period, the Committee may establish an aggregate limit or individual with respect to the value of the Awards.

     11.2 Earning of Annual Incentive Awards. After the applicable fiscal year
          ----------------------------------
shall have ended, the Committee shall certify in writing, the extent to which the established Award Targets have been achieved. The Committee may, in its discretion, determine that the amount payable to any Participant as a final Annual Incentive Award shall be increased or reduced from the amount of his or her potential Bonus Award, including a determination to make no final Award whatsoever, but the Committee may not exercise discretion to increase any such amount in the case of an individual Award with respect to a Covered Employee intended to qualify under Code Section 162(m). Unless otherwise determined by the Committee, during a Performance Period, an Award shall be payable under this Plan to the Participant who incurs an Extraordinary Termination of Employment or a Termination of Employment by the Company without cause, which shall be adjusted, pro rata, for the period of time during the year the Participant actually worked. Unless otherwise provided by the Committee, a Participant who incurs a Termination of Employment other than an Extraordinary Termination of employment or a Termination of Employment by the Company with Cause prior to the end of the Performance Period shall not be entitled to any Award under the Performance Period. Subsequently, the Committee shall calculate the Annual Incentive Award (if any) for each Participant, based upon the Award Opportunities established by the Committee prior to the beginning of the applicable year. Each Annual Incentive Award shall be solely a function of the degree to which the established Award Targets have been achieved.

     11.3 Payments and Election. Participants may elect to receive Annual
          ---------------------
Incentive payouts in cash, Common Stock, Deferred Stock, Restricted Stock or a combination of the foregoing, provided that any election for payment in Common Stock is subject to the approval of the Committee. Payouts with respect to a fiscal year will be made within seventy-five (75) days of the end of such year. To elect the payout of a portion of an Annual Incentive Award in Common Stock, a Participant must inform the Committee in writing prior to the start of the fiscal year with respect to which payout would be made or at such other time as the Committee may permit. Unless modified by the Committee before the beginning of a fiscal year of the Company, terms and conditions of Deferred or Restricted Stock payouts shall include the following:

                  (a) Any portion of an Annual Incentive Award can be elected for payout in Deferred or Restricted Stock, either in a dollar amount or as a percentage of the total Annual Incentive Award.

                  (b) Deferred or Restricted Stock will be issued on the same date that cash payouts would be made, based on the closing price of the Common Stock as of the date of the award ("Closing Price") on the principal exchange on which the Common Stock shall then be listed or quoted.

                  (c) Deferred or Restricted Stock will be issued pursuant to, and shall be subject to, the terms and conditions contained in this Plan. Unless otherwise agreed, the Deferral Period or Restriction Period, respectively, will be for a period determined by the Committee of at least three (3) years in duration, after which time the Common Stock will be distributed or released to the Participant.

                  (d) The number of shares of Deferred Stock or Restricted Stock granted to a Participant will equal the product of (A) such number of shares of Common Stock as have an aggregate closing price equal to the dollar amount of the Annual Incentive Award elected to be received in the form of Deferred Stock or Restricted Stock, multiplied by (B) a factor greater than 1.00 but less than or equal to 1.30, as determined by the Committee prior to the beginning of the Company's applicable fiscal year.

                  (e) If the Participant incurs a Termination of Employment by reason of death, Disability, or Retirement or by the Company without Cause, the Committee, at its discretion, may provide for waiver of all, or a portion of the deferrals or restrictions applicable to such Awards. If the Participant incurs a Termination of Employment for any other reason, the shares of Deferred or Restricted Stock may be forfeited.

     11.4 Amendment of Awards. The Committee has discretion, subject to the
          -------------------
Plan's constituting a plan of performance-based compensation under Code Section 162(m), to vary the terms and conditions of any Annual Incentive Award, including, without limitation, the Award Targets, without shareholder approval, as applied to any Participant who is not a "covered employee" with respect to the Company as defined in Section 162(m) of the Code.

     11.5 Performance Threshold. The Committee may establish minimum levels of
          ---------------------
Company performance which must be achieved during a fiscal year before any Annual Incentive Awards shall be paid to Participants.

     11.6 Maximum Awards. The Committee may establish guidelines governing the
          --------------
maximum Annual Incentive Awards that may be earned by Participants (either in the aggregate, by employee class or among individual Participants), provided that no Participant may receive an Annual Incentive Award in an amount (including the value of any Common Stock constituting any portion of such Annual Incentive Awards) of greater than $1,500,000 with respect to any fiscal year of the Company.

                                   ARTICLE XII
                                   -----------

             PROVISIONS APPLICABLE TO STOCK ACQUIRED UNDER THIS PLAN

     12.1 Limited Transfer During Offering. In the event there is an effective
          --------------------------------
registration statement under the Securities Act pursuant to which shares of Common Stock shall be offered for sale in an underwritten offering, a Participant shall not, during the period requested by the underwriters managing the registered public offering, effect any public sale or distribution of shares received directly or indirectly pursuant to an exercise of an Award.

     12.2 No Company Obligation. None of the Company, an Affiliate or the
          ---------------------
Committee shall have any duty or obligation to affirmatively disclose to a record or beneficial holder of Common Stock or an Award, and such holder shall have no right to be advised of any material information regarding the Company or any Affiliate at any time prior to, upon or in connection with receipt or the exercise of an Award or the Company's purchase of Common Stock or an Award from such holder in accordance with the terms hereof.

                                  ARTICLE XIII
                                  ------------

                          CHANGE IN CONTROL PROVISIONS


     13.1 Impact of Event. Notwithstanding any other provision of this Plan to
          ---------------
the contrary, in the event of a Change in Control (as defined in Section 13.2), the Committee shall have full discretion, notwithstanding anything herein or in an Agreement to the contrary, to do any or all of the following with respect to an outstanding Award:

                  (a) to provide that the Stock Options and Stock Appreciation Rights outstanding as of the date of the Change in Control which are not then exercisable shall become fully exercisable to the full extent of the original grant;

                  (b) to provide that the restrictions and deferral limitations applicable to any Restricted Stock, Deferred Stock or other Award shall lapse, and such Restricted Stock, Deferred Stock or other Award shall become free of all restrictions and become fully vested and transferable to the full extent of the original grant;

                  (c) to deem any performance goal or other condition with respect to any Performance Shares or Annual Incentive Award to have been satisfied in full, and such Award shall be fully distributable;

                  (d) to cause any Award to be cancelled, provided notice of at least 15 days thereof is provided before the date of cancellation;

                  (e) to provide that the securities of another entity be substituted hereunder for the Common Stock and to make equitable adjustment with respect thereto;

                  (f) to grant the Participant the right to elect by giving notice during a set period of time from and after a Change in Control to surrender all or part of a stock-based Award to the Company and to receive cash in an amount equal to the amount by the "Change in Control Price" (as defined in Section 13.3) per share of the Common Stock on the date of the election exceeds the amount the Participant must pay to exercise the Award per share of Common Stock under the Award (the "Spread") multiplied by the number of shares of Common Stock granted under the Award; and

                  (g) to take any other action the Committee determines to take.

     13.2 Definition of Change in Control. For purposes of this Plan, a "Change
          -------------------------------
in Control" shall mean the happening of any of the following events:

                  (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty percent (20%) or more of either (i) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, (iv) any acquisition by a lender to the Company pursuant to a debt restructuring of the Company, or (v) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this Section 13.2;

                  (b) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board.

                  (c) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business

         Combination beneficially own, directly or indirectly, more than fifty percent (50%) of, respectively, the then-outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, twenty percent (20%) or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination, or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

                  (d) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

     13.3 Change in Control Price. For purposes of this Plan, "Change in Control
          -----------------------
Price" means the higher of (a) the highest reported sales price of a share of Common Stock in any transaction reported on the principal exchange on which such shares are listed or on NASDAQ during the 60-day period prior to and including the date of a Change in Control or (b) if the Change in Control is the result of a tender or exchange offer or a Corporate Transaction, the highest price per share of Common Stock paid in such tender or exchange offer or a Corporate Transaction, except that, in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on the Fair Market Value of the Common Stock on the date such Incentive Stock Option or Stock Appreciation Right is exercised. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Committee.

                                   ARTICLE XIV
                                   -----------

                                  MISCELLANEOUS

     14.1 Amendments and Termination. The Board may amend, alter or discontinue
          --------------------------
the Plan at any time, but no amendment, alteration or discontinuation shall be made which would impair the rights of a Participant under an Award theretofore granted without the Participant's consent, except such an amendment (a) made to avoid an expense charge to the Company or an Affiliate, (b) made to cause the Plan to qualify for the exemption provided by Rule 16b-3, or (c) made to permit the Company or an Affiliate a deduction under the Code. In addition, no such amendment shall be made without the approval of the Company's stockholders to the extent such approval is required by law or agreement. The Committee may amend, alter or discontinue the terms of any Award theretofore granted, prospectively or retroactively, on the same conditions and limitations (and exceptions to limitations) as the Board and further subject to any approval or limitations the Board may impose.

     Notwithstanding anything in the Plan to the contrary, if any right under this Plan would cause a transaction to be ineligible for pooling of interest accounting that would, but for the right hereunder, be eligible for such accounting treatment, the Committee may modify or adjust the right so that pooling of interest accounting shall be available, including the substitution of Common Stock having a Fair Market Value equal to the cash otherwise payable hereunder for the right which caused the transaction to be ineligible for pooling of interest accounting.

     14.2 Unfunded Status of Plan. It is intended that this Plan be an
          -----------------------
"unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under this Plan to deliver Common Stock or make payments; provided, however, that, unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of this Plan.

     14.3 Status of Awards Under Code Section 162(m). It is the intent of the
          ------------------------------------------
Company that Awards granted to persons who are Covered Employees within the meaning of Code Section 162(m) shall constitute "qualified performance-based compensation" satisfying the requirements of Code Section 162(m). Accordingly, the provisions of the Plan shall be interpreted in a manner consistent with Code
Section 162(m). If any provision of the Plan or any agreement relating to such an Award does not comply or is inconsistent with the requirements of Code
Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

     14.4 General Provisions.
          ------------------

                  (a) Representation. The Committee may require each person
                      --------------
         purchasing or receiving shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

                  (b) No Additional Obligation. Nothing contained in this Plan
                      ------------------------
         shall prevent the Company or an Affiliate from adopting other or additional compensation arrangements for its employees.

                  (c) Withholding. No later than the date as of which an amount
                      -----------
         first becomes includible in the gross income of the Participant for Federal income tax purposes with respect to any Award, the Participant shall pay to the Company (or other entity identified by the Committee), or make arrangements satisfactory to the Company or other entity identified by the Committee regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount required in order for the Company or an Affiliate to obtain a current deduction. To the extent permitted by the Committee, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement provided that any applicable requirements under Section 16 of the Exchange Act are satisfied. The obligations of the Company under this Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant. If the Participant disposes of shares of Common Stock acquired pursuant to an Incentive Stock Option in any transaction considered to be a disqualifying transaction under the Code, the Participant must give written notice of such transfer and the Company shall have the right to deduct any taxes required by law to be withheld from any amounts otherwise payable to the Participant.

                  (d) Reinvestment. The reinvestment of dividends in additional
                      ------------
         Deferred or Restricted Stock at the time of any dividend payment shall only be permissible if sufficient shares of Common Stock are available for such reinvestment (taking into account then outstanding Options and other Awards).

                  (e) Representation. The Committee shall establish such
                      --------------
         procedures as it deems appropriate for a Participant to designate a Representative to whom any amounts payable in the event of the Participant's death are to be paid.

                  (f) Controlling Law. This Plan and all Awards made and actions
                      ---------------
         taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware (other than its law respecting choice of law). This Plan shall be construed to comply with all applicable law, and to avoid liability to the Company, an Affiliate or a Participant, including, without limitation, liability under Section 16(b) of the Exchange Act.

                  (g) Offset. Any amounts owed to the Company or an Affiliate by
                      ------
         the Participant of whatever nature may be offset by the Company from the value of any shares of Common Stock, cash or other thing of value under this Plan or an Agreement to be transferred to the Participant, and no shares of Common Stock, cash or other thing of value under this Plan or an Agreement shall be transferred unless and until all disputes between the Company and the Participant have been fully and finally resolved and the Participant has waived all claims to such against the Company or an Affiliate.

                  (h) Fail-Safe. With respect to persons subject to Section 16
                      ---------
         of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or Rule 16a-1(c)(3), as applicable. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 or Rule 16a-1(c)(3) to be stated herein, such provision (other than one relating to eligibility requirements or the price and amount of Awards) shall be deemed to be incorporated by reference into the Plan with respect to Participants subject to Section 16.

                  (i) Right to Capitalize. The grant of an Award shall in no way
                      -------------------
         affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidation, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     14.5 Mitigation of Excise Tax. Subject to any other agreement between the
          ------------------------
Participant and the Company or an Affiliate, if any payment or right accruing to a Participant under this Plan (without the application of this Section 14.5), either alone or together with other payments or rights accruing to the Participant from the Company or an Affiliate ("Total Payments") would constitute a "parachute payment" (as defined in Section 280G of the Code and regulations thereunder), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under this Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code. The determination of whether any reduction in the rights or payments under this Plan is to apply shall be made by the Committee in good faith after consultation with the Participant, and such determination shall be conclusive and binding on the Participant. The Participant shall cooperate in good faith with the Committee in making such determination and providing the necessary information for this purpose. The foregoing provisions of this Section 14.5 shall apply with respect to any person only if after reduction for any applicable federal excise tax imposed by Section 4999 of the Code and federal income tax imposed by the Code, the Total Payments accruing to such person would be less than the amount of the Total Payments as reduced, if applicable, under the foregoing provisions of this Plan and after reduction for only federal income taxes.

     14.6 Rights with Respect to Continuance of Employment. Nothing contained
          ------------------------------------------------
herein shall be deemed to alter the relationship between the Company or an Affiliate and a Participant, or the contractual relationship between a Participant and the Company or an Affiliate if there is a written contract regarding such relationship. Nothing contained herein shall be construed to constitute a contract of employment between the Company or an Affiliate and a Participant. The Company or an Affiliate and each of the Participants continue to have the right to terminate the employment or service relationship at any time for any reason, except as provided in a written contract. The Company or an Affiliate shall have no obligation to retain the Participant in its employ or service as a result of this Plan. There shall be no inference as to the length of employment or service hereby, and the Company or an Affiliate reserves the same rights to terminate the Participant's employment or service as existed prior to the individual becoming a Participant in this Plan.

     14.7 Awards in Substitution for Awards Granted by Other Corporations.
          ---------------------------------------------------------------
Awards may be granted under this Plan from time to time in substitution for awards in respect of other plans of other entities. The terms and conditions of the Awards so granted may vary from the terms and conditions set forth in this Plan at the time of such grant as the majority of the members of the Committee may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

     14.8 Procedure for Adoption. Any Affiliate of the Company may by resolution
          ----------------------
of such Affiliate's board of directors, with the consent of the Board of Directors and subject to such conditions as may be imposed by the Board of Directors, adopt this Plan for the benefit of its employees as of the date specified in the board resolution.

     14.9 Procedure for Withdrawal. Any Affiliate which has adopted this Plan
          ------------------------
may, by resolution of the board of directors of such direct or indirect subsidiary, with the consent of the Board of Directors and subject to such conditions as may be imposed by the Board of Directors, terminate its adoption of this Plan.

     14.10 Delay. If at the time a Participant incurs a termination of
           -----
Employment (other than due to Cause) or if at the time of a Change in Control, the Participant is subject to "short-swing" liability under Section 16 of the Exchange Act, any time period provided for under this Plan or an Agreement to the extent necessary to avoid the imposition of liability shall be suspended and delayed during the period the Participant would be subject to such liability, but not more than six (6) months and one (1) day and not to exceed the Option Period, or the period for exercise of a Stock Appreciation Right as provided in the Agreement, whichever is shorter. The Company shall have the right to suspend or delay any time period described in this Plan or an Agreement if the Committee shall determine that the action may constitute a violation of any law or result in liability under any law to the Company, an Affiliate or a stockholder of the Company until such time as the action required or permitted shall not constitute a violation of law or result in liability to the Company, an Affiliate or a stockholder of the Company. The Committee shall have the discretion to suspend the application of the provisions of this

Plan required solely to comply with Rule 16b-3 if the Committee shall determine that Rule 16b-3 does not apply to this Plan.

     14.11 Headings. The headings contained in this Plan are for reference
           --------
purposes only and shall not affect the meaning or interpretation of this Plan.

     14.12 Severability. If any provision of this Plan shall for any reason be
           ------------
held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereby, and this Plan shall be construed as if such invalid or unenforceable provision were omitted.

     14.13 Successors and Assigns. This Plan shall inure to the benefit of and
           ----------------------
be binding upon each successor and assign of the Company. All obligations imposed upon a Participant, and all rights granted to the Company hereunder, shall be binding upon the Participant's heirs, legal representatives and successors.

     14.14 Entire Agreement. This Plan and the Agreement constitute the entire
           ----------------
agreement with respect to the subject matter hereof and thereof, provided that in the event of any inconsistency between this Plan and the Agreement, the terms and conditions of the Agreement shall control.

     Effective as of August 28, 1996.



                                                     CUNO INCORPORATED



                                            By:      /s/  Paul J. Powers
                                                --------------------------------

                                                                       EXHIBIT C

                     FIRST AMENDMENT TO CUNO INCORPORATED
                   NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN
                   -----------------------------------------



     The CUNO Incorporated Non-Employee Directors' Stock Option Plan (the "Directors' Plan"), having an Effective Date of August 28, 1996, is hereby amended, subject to the approval of its stockholders and the satisfaction of the other requirements for amending the Directors' Plan described in Section 9.1 of the Directors' Plan, effective as of the date of completion of such required approvals, as follows:

                                       I

     Section 4.1 of the Plan hereby is amended to read in its entirety:

          "4.1  Number of Shares.  Subject to the adjustment under Section 4.6,
                -----------------
     the total number of shares of Common Stock reserved and available for issuance pursuant to Awards under the Plan shall be 300,000 shares of Common Stock authorized for issuance on the Effective Date, plus any unused shares under, or shares allocated by the Committee from, the Company's Non-Employee Directors' Stock Option Plan. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares."

                                       II

     In all other respects, the Directors' Plan shall continue in full force and effect.

                                                                       EXHIBIT D

                               CUNO INCORPORATED

                   NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

                           EFFECTIVE AUGUST 28, 1996

                               TABLE OF CONTENTS

ARTICLE I

ESTABLISHMENT.....................................................  D-1
-------------
        1.1   Purpose.............................................  D-1

ARTICLE II

DEFINITIONS.......................................................  D-1
------------
        2.1   "Affiliate".........................................  D-1
        2.2   "Agreement" or "Award Agreement"....................  D-1
        2.3   "Award".............................................  D-1
        2.4   "Beneficiary".......................................  D-1
        2.5   "Board of Directors" or "Board".....................  D-1
        2.6   "Change of Control".................................  D-2
        2.7   "Code" or "Internal Revenue Code"...................  D-3
        2.8   "Commission"........................................  D-3
        2.9   "Committee".........................................  D-3
        2.10  "Common Stock"......................................  D-3
        2.11  "Company"...........................................  D-3
        2.12  "Conversion Election" or "Election".................  D-3
        2.13  "Deferred Stock"....................................  D-4
        2.14  "Director"..........................................  D-4
        2.15  "Disability"........................................  D-4
        2.16  "Effective Date"....................................  D-4
        2.17  "Exchange Act"......................................  D-4
        2.18  "Fair Market Value".................................  D-4
        2.19  "Grant Date"........................................  D-5
        2.20  "NASDAQ"............................................  D-5
        2.21  "Notice Date".......................................  D-5
        2.22  "Option" or "Stock Option"..........................  D-5
        2.23  "Option Period".....................................  D-5
        2.24  "Option Price"......................................  D-5
        2.25  "Participant".......................................  D-5
        2.26  "Performance Shares"................................  D-5
        2.27  "Plan"                                                D-5
        2.28  "Representative"....................................  D-5

        2.29  "Retainer"..........................................  D-6
        2.30  "Rule 16b-3" or "Rule 16a-1(c)(c)...................  D-6
        2.31  "Securities Act"....................................  D-6
        2.32  "Valuation Date"....................................  D-6

ARTICLE III

ADMINISTRATION....................................................  D-6
--------------
        3.1   Committee Structure and Authority...................  D-6

ARTICLE IV

STOCK SUBJECT TO PLAN.............................................  D-7
---------------------
        4.1   Number of Shares....................................  D-7
        4.2   Release of Shares...................................  D-7
        4.3   Restrictions on Shares..............................  D-7
        4.4   Stockholders Rights.................................  D-8
        4.5   Reasonable Efforts to Register......................  D-8
        4.6   Adjustments.........................................  D-8
        4.7   Limited Transfer During Offering....................  D-9

ARTICLE V

OPTIONS...........................................................  D-9
-------
        5.1   Eligibility.........................................  D-9
        5.2   Grant and Exercise..................................  D-9
        5.3   Terms and Conditions................................  D-10
        5.4   Termination.........................................  D-11

ARTICLE VI

RETAINER ELECTION.................................................  D-11
-----------------
        6.1   Right to Elect......................................  D-11
        6.2   Election Procedures.................................  D-12

ARTICLE VII

PERFORMANCE SHARES................................................  D-12
------------------
        7.1   General.............................................  D-12
        7.2   Price...............................................  D-12
        7.3   Performance Share Agreement.........................  D-12
        7.4   Performance Periods.................................  D-12
        7.5   Performance Goals...................................  D-13
        7.6   Earning of Performance Shares.......................  D-13
        7.7   Termination or Service as a Director................  D-14
        7.8   Non-Transferability.................................  D-14

ARTICLE VIII

DEFERRED STOCK....................................................  D-14
--------------
        8.1   General.............................................  D-14
        8.2   Terms and Conditions................................  D-15

ARTICLE IX

MISCELLANEOUS.....................................................  D-16
-------------
        9.1   Amendments and Termination..........................  D-16
        9.2   General Provisions..................................  D-16
        9.3   Special Provisions Regarding a Change in Control....  D-17
        9.4   "Change in Control Price" definition................  D-18
        9.5   Awards in Substitution for Awards Granted by Other
              Corporations........................................  D-19
        9.6   Delay...............................................  D-19
        9.7   Headings............................................  D-19
        9.8   Severability........................................  D-19
        9.9   Successors and Assigns..............................  D-19
        9.10  Entire Agreement....................................  D-19

                               CUNO INCORPORATED

                   NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN


                                   ARTICLE I
                                   ---------

                                 ESTABLISHMENT
                                 -------------

     1.1   Purpose.  The CUNO Incorporated Non-Employee Directors' Stock Option
           -------
Plan ("Plan") is hereby established by CUNO Incorporated ("Company"). The purpose of this Plan is to promote the overall financial objectives of the Company and its stockholders by motivating directors of the Company who are not employees, to further align the interests of such directors with those of the stockholders of the Company and to achieve long-term growth and performance of the Company. The Plan is adopted effective as of August 28, 1996 ("Effective Date").

                                  ARTICLE II
                                  ----------

                                  DEFINITIONS
                                  -----------

     For purposes of this Plan, the following terms are defined as set forth below:

     2.1   "Affiliate" means any individual, corporation, partnership, limited
           -----------
liability company, association, joint-stock company, trust, unincorporated association or other entity (other than the Company) that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Company including, without limitation, any member of an affiliated group of which the Company is a common parent corporation as provided in Section 1504 of the Code.

     2.2   "Agreement" or "Award Agreement" means, individually or collectively,
           -----------    -----------------
any agreement entered into pursuant to this Plan pursuant to which an Award is granted to a Participant.

     2.3   "Award" means any Stock Option, Performance Share or Deferred Stock
           -------
granted pursuant to the Plan.

     2.4   "Beneficiary" means the person, persons, trust or trusts which have
           -------------
been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefit specified under the Plan to the extent permitted. If there is no designated beneficiary, then the term means the person or persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

     2.5   "Board of Directors" or "Board" means the Board of Directors of the
           --------------------    -------
Company.

     2.6   "Change in Control" means
           -------------------

           (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty percent (20%) or more of either (i) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company,
     (iv) any acquisition by a lender to the Company pursuant to a debt restructuring of the Company, or (v) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this Section 2.6;

           (b) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board.

           (c) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than twenty percent (20%) of, respectively, the then-outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be,
     (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, twenty percent (20%) or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination, or the combined voting power of the then-outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

           (d) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

     2.7   "Code" or "Internal Revenue Code" means the Internal Revenue Code of
            -----    -----------------------
1986, as amended, Treasury Regulations (including proposed regulations) thereunder and any subsequent Internal Revenue Code.

     2.8   "Commission" means the Securities and Exchange Commission or any
           ------------
successor agency.

     2.9   "Committee" means the person or persons appointed by the Board of
           -----------
Directors to administer this Plan, as further described in the Plan.


     2.10  "Common Stock" means the shares of the Common Stock, par value $.001
           --------------
per share, of the Company, whether presently or hereafter issued, and any other stock or security resulting from adjustment thereof as described hereinafter or the common stock of any successor to the Company which is designated for the purpose of this Plan.

     2.11  "Company" means CUNO Incorporated, a Delaware corporation, and
           ---------
includes any successor or assignee corporation or corporations into which the Company may be merged, changed or consolidated; any corporation for whose securities all or substantially all of the securities of the Company shall be exchanged; and any assignee of or successor to substantially all of the assets of the Company.

     2.12  "Conversion Election" or "Election" means an election by a Director
           ---------------------    ----------
to (a) either receive all of his or her Retainer on a current basis or (b) to reduce his or her Retainer by an amount or percentage specified in the Election and to receive a right to Deferred Stock. The Committee may require that an Election shall be effective only with respect to a Notice Date that is at least six months prior to the transaction to which the Election relates and is irrevocable for such period as the Committee may determine.

     2.13  "Deferred Stock" means an award to receive Common Stock at the end of
           ----------------
a specified period in exchange for a Participant's reduction of the Retainer otherwise payable to the Participant.

     2.14  "Director" means each and any director who serves on the Board and
           ----------
who is not an officer or employee of the Company or any of its Affiliates.

     2.15  "Disability" means a mental or physical illness that renders a
           ------------
Participant totally and permanently incapable of performing the Participant's duties for the Company or an Affiliate. Notwithstanding the foregoing, a Disability shall not qualify under the Plan if it is the result of (i) a willfully self-inflicted injury or willfully self-induced sickness; or (ii) an injury or disease contracted, suffered, or incurred, while participating in a criminal offense. The determination of Disability shall be made by the Committee. The determination of Disability for purposes of the Plan shall not be construed to be an admission of disability for any other purpose.

     2.16  "Effective Date" means August 28, 1996.
           ----------------

     2.17  "Exchange Act" means the Securities Exchange Act of 1934, as amended,
           --------------
and the rules and regulations promulgated thereunder.

     2.18  "Fair Market Value" means the value determined on the basis of the
           -------------------
good faith determination of the Committee, without regard to whether the Common Stock is restricted or represents a minority interest, pursuant to the applicable method described below:

           (a) if the Common Stock is listed on a national securities exchange or quoted on NASDAQ, the closing price of the Common Stock on the relevant date (or, if such date is not a business day or a day on which quotations are reported, then on the immediately preceding date on which quotations were reported), as reported by the principal national exchange on which such shares are traded (in the case of an exchange) or by NASDAQ, as the case may be;

           (b) if the Common Stock is not listed on a national securities exchange or quoted on NASDAQ, but is actively traded in the over-the-counter market, the average of the closing bid and asked prices for the Common Stock on the relevant date (or, if such date is not a business day or a day on which quotations are reported, then on the immediately preceding date on which quotations were reported), or the most recent preceding date for which such quotations are reported; and

           (c) if, on the relevant date, the Common Stock is not publicly traded or reported as described in (a) or (b), the value determined in good faith by the Committee.

     2.19  "Grant Date" means the date that as of which an Award is granted
           ------------
pursuant to this Plan.

     2.20  "NASDAQ" means The NASDAQ Stock Market, including the NASDAQ National
           --------
Market.

     2.21  "Notice Date" means the date established by the Committee as the
           -------------
deadline for it to receive an Election or any other notification with respect to an administrative matter in order to be effective under this Plan.

     2.22  "Option" or "Stock Option" means the right to purchase the number of
           --------    --------------
shares of Common Stock specified by the Plan at a price and for a term fixed by the Plan, and subject to such other limitations and restrictions as the Plan and the Committee imposes.

     2.23  "Option Period" means the period during which the Option shall be
           ---------------
exercisable in accordance with the Agreement and Article V.

     2.24  "Option Price" means the price at which the Common Stock may be
           --------------
purchased under an Option as provided in Section 5.3.

     2.25  "Participant" means a Director to whom an Award has been granted
           -------------
under the Plan, and in the event a Representative is appointed for a Participant or another person becomes a Representative, then the term "Participant" shall mean such appointed Representative. The term shall also include a trust for the benefit of the Participant, the Participant's parents, spouse or descendants, a partnership the interests of which are for the benefit of the Participant, the Participant's parents, spouse or descendants; or a custodian under a uniform gifts to minors act or similar statute for the benefit of the Participant's descendants, to the extent permitted by the Committee and not inconsistent with an application of Rule 16b-3. Notwithstanding the foregoing, the term "Termination of Directorship" shall mean the Termination of Directorship of the Director.

     2.26  "Performance Shares" means an Award granted under Article VII.
           --------------------

     2.27  "Plan" means CUNO Incorporated Non-Employee Directors' Stock
           ------
Incentive Plan, as herein set forth and as may be amended from time to time.

     2.28  "Representative" means (a) a person or entity acting as the executor
           ----------------
or administrator of a Participant's estate pursuant to the last will and testament of a Participant or pursuant to the laws of the jurisdiction in which the Participant had the Participant's primary residence at the date of the Participant's death; (b) the person or entity acting as the guardian or temporary guardian of a Participant; (c) the person or entity which is the Beneficiary of the Participant upon or following the Participant's death; or (d) any person to whom an Option has been permissibly transferred by the Committee or by operation of law; provided that only one of the foregoing shall be the

Representative at any point in time as determined under applicable law and recognized by the Committee.

     2.29  "Retainer" means the retainer provided to the Participant for
           ----------
services rendered as a Director, including service on a committee or attendance at meetings, but not the reimbursement of expenses, in his or her capacity as a Director.

     2.30  "Rule 16b-3" or "Rule 16a-1(c)(3)" means Rule 16b-3 and
           ------------    ------------------
Rule 16a-1(c)(3), as promulgated under the Exchange Act, as amended from time to time, or any successor thereto, in effect and applicable to the Plan and Participants.

     2.31  "Securities Act" means the Securities Act of 1933, as amended, and
           ----------------
the rules and regulations promulgated thereunder.

     2.32  "Valuation Date" means the date or dates designated by the Committee
           ----------------
for converting the Retainer to Deferred Stock pursuant to an Election.

     In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

                                  ARTICLE III
                                  -----------

                                ADMINISTRATION
                                --------------

     3.1   Committee Structure and Authority. This Plan shall be administered by
           ---------------------------------
the Committee which, except as provided herein, shall be comprised of one or more persons. The Committee shall be the Compensation Committee of the Board of Directors, unless such committee does not exist or the Board establishes another committee whose purpose is the administration of this Plan. In the absence of an appointment, the Board shall be the Committee; provided that only those members of the Compensation Committee of the Board who participate in the decision relative to Options under the Plan shall be deemed to be part of the "Committee" for purposes of the Plan. A majority of the Committee shall constitute a quorum at any meetings thereof (including telephone conference) and the acts of a majority of the members present, or acts approved in writing by a majority of the entire Committee without a meeting, shall be the acts of the Committee for purposes of this Plan. The Committee may authorize any one or more of its members or an officer of the Company to execute and deliver documents on behalf of the Committee. A member of the Committee shall not exercise any discretion respecting himself or herself under the Plan. The Board shall have the authority to remove, replace or fill any vacancy of any member of the Committee upon notice to the Committee and the affected member. Any member of the Committee may resign upon notice to the Board. The Committee may allocate among one or more of it members, or may delegate to one or more of its agents, such duties and responsibilities as it determines.

     The Committee shall have the authority, subject to (i) the terms of the Plan and (ii) the limitations of Rule 16b-3(c)(2)(ii), to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Option issued under the Plan and to otherwise supervise the administration of the Plan. The Committee's policies and procedures may differ with respect to Awards granted at different times or to different Participants.

     Any determination made by the Committee pursuant to the provisions of the Plan shall be made in its sole discretion. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants. Any determination shall not be subject to de novo review if challenged in court.
           -- ----

                                  ARTICLE IV
                                  ----------

                             STOCK SUBJECT TO PLAN
                             ---------------------

     4.1   Number of Shares. Subject to the adjustment under Section 4.5, the
           ----------------
total number of shares of Common Stock reserved and available for issuance pursuant to Awards under the Plan shall be 200,000 shares of Common Stock authorized for issuance on the Effective Date, plus any unused shares under, or shares allocated by the Committee from, the Company's 1996 Stock Incentive Plan. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

     4.2   Release of Shares. The Committee shall have full authority to
           -----------------
determine the number of shares of Common Stock available for Awards, and in its discretion may include (without limitation) as available for distribution any shares of Common Stock that have ceased to be subject to Awards, any shares of Common Stock subject to any Awards that are forfeited, any Awards that otherwise terminate without issuance of shares of Common Stock being made to the Participant, or any shares (whether or not restricted) of Common Stock that are received by the Company in connection with the exercise of an Award including the satisfaction of any tax liability or the satisfaction of a tax withholding obligation. If any shares could not again be available for Awards to a particular Participant under applicable law, such shares shall be available exclusively for Awards to Participants who are not subject to such limitations.

     4.3   Restrictions on Shares. Shares of Common Stock issued upon exercise
           ----------------------
of an Award shall be subject to the terms and conditions specified herein and to such other terms, conditions and restrictions as the Committee in its discretion may determine or provide in the Agreement. The Company shall not be required to issue or deliver any certificates for shares of Common Stock, cash or other property prior to (i) the listing of such shares on any stock exchange, NASDAQ or other public market on which the Common Stock may then be listed (or regularly traded), (ii) the completion of any registration or qualification of such shares under federal or state law, or any ruling or regulation of any government body which the Committee determines to be necessary or advisable, and (iii) the satisfaction of any applicable withholding obligation in order for the Company or an Affiliate to obtain a deduction with respect to an Award. The Company may cause any certificate for any share of Common Stock to be delivered to be properly marked with a legend or other notation reflecting the limitations on transfer of such Common Stock as provided in the Plan or as the Committee may otherwise require. The Committee may require any person receiving Common Stock to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares of Common Stock in compliance with applicable law or otherwise. Fractional shares shall not be delivered, but shall be rounded to the next lower whole number of shares.

     4.4   Stockholder Rights. No person shall have any rights of a stockholder
           ------------------
as to shares of Common Stock subject to an Award until, after proper exercise of the Award or other action required, such shares shall have been recorded on the Company's official stockholder records as having been issued and transferred. Upon exercise of the Award or any portion thereof, the Company will have a reasonable time in which to issue the shares, and the Participant will not be treated as a stockholder for any purpose whatsoever prior to such issuance. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such shares are recorded as issued and transferred in the Company's official stockholder records, except as provided herein or in an Agreement.

     4.5   Reasonable Efforts to Register.  The Company will register under the
           ------------------------------
Securities Act the Common Stock delivered or deliverable pursuant to Awards on Commission Form S-8 if available to the Company for this purpose (or any successor or alternate form that is substantially similar to that form to the extent available to effect such registration), in accordance with the rules and regulations governing such forms, as soon as such forms are available for registration to the Company for this purpose. The Company will use its reasonable efforts to cause the registration statement to become effective as soon as possible and will file such supplements and amendments to the registration statement as may be necessary to keep the registration statement in effect until the earliest of (a) one year following the expiration of the relevant period of the last Award outstanding, (b) the date the Company is no longer a reporting company under the Exchange Act and (c) the date all Participants have disposed of all shares delivered pursuant to any Award. The Company may delay the foregoing obligation if the Committee reasonably determines that any such registration would materially and adversely affect the Company's interests or if there is no material benefit to Participants.

     4.6   Adjustments. In the event of a stock dividend, stock split,
           -----------
combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company stockholders other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets (measured on either a stand-alone or consolidated basis), reorganization, rights offering, a partial or complete liquidation, or any other corporate transaction, Company stock offering or event involving the Company and having an effect similar to any of the foregoing, then the

Committee may adjust or substitute, as the case may be, the number of shares of Common Stock available for Awards under this Plan, the number of shares of Common Stock covered by outstanding Awards, the exercise price per share of Common Stock covered by outstanding Awards, the exercise price per share of outstanding Options, and any other characteristics or terms of the Awards as the Committee shall deem necessary or appropriate to reflect equitably the effects of such changes to the Participants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated by rounding to the next lower whole number of shares with appropriate payment for such fractional share as shall reasonably be determined by the Committee.

     4.7   Limited Transfer During Offering.  In the event there is an effective
           ---------------------------------
registration statement under the Securities Act pursuant to which shares of Common Stock shall be offered for sale in an underwritten offering, a Participant shall not, during the period requested by the underwriters managing the registered public offering, effect any public sale or distribution of shares received directly or indirectly pursuant to an Award.


                                   ARTICLE V
                                   ---------

                                    OPTIONS
                                    -------

     5.1   Eligibility. Each Director shall be granted Options to purchase
           -----------
shares of Common Stock as provided herein.

     5.2   Grant and Exercise.  Each person who is a Director shall become a
           ------------------
Participant and shall, on the date Commercial Intertech Corp. distributes the common stock of the Company to the holders of Commercial Intertech Corp. (if he or she is a Director on such date) and on each annual stockholders' meeting (or such other annual date as selected by the Committee) thereafter (if he or she is a Director on such date) beginning in calendar year 1997 for as long as such person is a Director, without further action by the Board or the Committee, be granted an Option to purchase 1,000 shares of Common Stock. If any Director is required to retire pursuant to the policies of the Board during the 12-month period beginning on any Grant Date, or if the Director has notified the Board that he or she intends to resign for any reason during the 12-month period beginning on any Grant Date, said Director shall instead be granted on the relevant Grant Date an Option to purchase the number of shares of Common Stock equal to (i) 1,000 multiplied by (ii) a fraction, the numerator of which is the number of full calendar months the Director will serve during the period beginning on the Grant Date and ending on the Director's last date of service and the denominator of which is 12. If after 1996, a Director is appointed to the Board effective on any date other than the date of the annual stockholders' meeting, said Director shall automatically be granted on the Grant Date he or she joined the Board an Option to purchase the number of shares of Common Stock equal to (i) 1,000 multiplied by (ii) a fraction, the numerator of which is the number of full months such Director will serve on the Board during the period beginning on the date he or she joins the Board and ending on the date of the next following annual stockholders' meeting and the denominator of which is 12. If the number of shares of Common Stock available to grant under the Plan on a scheduled date of grant is insufficient to make all automatic grants required to be made pursuant to the Plan on such date, then each eligible Director shall receive an Option to purchase a pro rata number of the remaining shares of Common Stock available under the Plan; provided further, however, that if such proration results in fractional shares of Common Stock, then such Option shall be rounded down to the nearest number of whole shares of Common Stock. If there is no whole number of shares remaining to be granted, then no grants shall be made under the Plan. Each Option granted under the Plan shall be evidenced by an Agreement, in a form approved by the Committee, which shall embody the terms and conditions of such Option and which shall be subject to the express terms and conditions set forth in the Plan. Such Agreement shall become effective upon execution by the Participant.

     5.3   Terms and Conditions.  Options shall be subject to such terms and
           --------------------
conditions as shall be determined by the Committee, including in each case the following:

           (a) Option Period. The Option Period of each Option shall be ten (10)
               -------------
     years unless otherwise provided by the Committee.

           (b) Option Price. The Option Price per share of the Common Stock
               -------------
     purchasable under an Option shall be the Fair Market Value as of the Grant Date unless otherwise provided by the Committee.

           (c) Exercisability. Unless otherwise specified in an Agreement, and
               --------------
     subject to the provisions of Section 9.3, Options granted thereafter shall become exercisable on the first anniversary of the Grant Date. An Option only shall be exercisable during the Option Period.

           (d) Method of Exercise. Subject to the provisions of this Article V, a Participant may exercise Stock Options, in whole or in part, at any time during the Option Period by the Participant's giving written notice of exercise on a form provided by the Committee (if available) to the Company specifying the number of shares of Common Stock subject to the Stock Option to be purchased. Except when waived by the Committee, such notice shall be accompanied by payment in full of the purchase price by cash or check or such other form of payment as the Company may accept. If approved by the Committee (including approval at the time of exercise), payment in full or in part may also be made (i) by delivering Common Stock already owned by the Participant having a total Fair Market Value on the date of such delivery equal to the Option Price; (ii) by the execution and delivery of a note or other evidence of indebtedness (and any security agreement thereunder) satisfactory to the Committee; (iii) by authorizing the Company to retain shares of Common Stock which would otherwise be issuable upon exercise of the Option having a total Fair Market Value on the date of delivery equal to the Option Price; (iv) by the delivery of cash or the extension of credit by a broker-dealer to whom the Participant has submitted a notice of exercise or otherwise indicated an intent to exercise an Option (in accordance with Part 220, Chapter II, Title 12 of the Code of Federal Regulations, so-called "cashless" exercise); (v) by certifying ownership of shares of Common Stock owned by the Participant to the satisfaction of the Committee for later delivery to the Company as specified by the Committee; or (vi) by any combination of the foregoing or by any other method permitted by the Committee.

           (e) Non-transferability of Options. Except as provided herein or in
               ------------------------------
     an Agreement, no Option or interest therein shall be transferable by the Participant other than by will or by the laws of descent and distribution, and all Options shall be exercisable during the Participant's lifetime only by the Participant. If and to the extent transferability is permitted by Rule 16b-3 and except as otherwise provided herein or by an Agreement, every Option granted hereunder shall be freely transferable, but only if such transfer does not result in liability under Section 16 of the Exchange Act to the Participant or other Participants and is consistent with registration of the Option and sale of Common Stock on Form S-8 (or a successor form) or the Committee's waiver of such condition.

     5.4   Termination. Unless otherwise provided in an Agreement or determined
           -----------
by the Committee, if a Participant ceases to be a Director due to death, any unexpired and unexercised Stock Option held by such Participant shall thereafter be fully exercisable for a period of one (1) year following the date of the appointment of a Representative (or such other period or no period as the Committee may specify) or until the expiration of the Option Period, whichever period is the shorter. Unless otherwise provided in an Agreement or determined by the Committee, if a Participant ceases to be a Director for any reason other than death, any unexpired and unexercised Stock Option held by such Participant shall thereafter be fully exercisable by the Participant for the period of one
(1) year (or such other period or no period as the Committee may specify) immediately following the date the Participant ceases to be a Director or until the expiration of the Option Period, whichever period is shorter, and the Participant's death at any time following the date the Participant ceases to be a Director shall not affect the foregoing.


                                  ARTICLE VI
                                  ----------

                               RETAINER ELECTION
                               -----------------

     6.1   Right to Elect
           --------------

           (a) A Director may have all or a portion of his or her Retainer credited as Deferred Stock on his or her behalf. A Director who desires to receive all or a portion of his or her Retainer in the form of Deferred Stock shall file an Election by the relevant Notice Date pursuant to the procedures of the Committee authorizing his or her Retainer otherwise payable to be reduced and to be distributed in the form of Deferred Stock.

           (b) As of the relevant Valuation Date determined by the Committee, the number of shares of Deferred Stock shall equal (1) the value of Retainer subject to the Conversion Election multiplied by 1.20, divided by
     (2) the Fair Market Value per share of the Common Stock on the effective date of the Conversion Election.

     6.2   Election Procedures.  If properly executed and received by the
           -------------------
Committee, an Election shall be effective only with respect to a Retainer paid in the period to which the Election applies and only with respect to a Retainer paid after the Notice Date for the Election. The Election shall be effective only if received on or prior to the Notice Date to which the Election relates and, shall only be revocable to the extent determined by the Committee. An Election may be deemed to be continuing and applicable to calendar years after the year in which the Election is filed, and may be continuing for such period of time as determined by the Committee. The Committee may establish rules and procedures governing when an Election will be effective and what Retainer will be subject to the Election.

                                  ARTICLE VII
                                  -----------

                              PERFORMANCE SHARES
                              ------------------

     7.1   General. Subject to the terms and conditions described below,
           -------
Performance Shares may be granted to Participants at any time and from time to time as determined by the Committee. Each Director on the date of the Company's initial public offering shall receive an Award for 5000 Performance Shares; and each Director shall thereafter receive an Award for 1000 Performance Shares on the date of every other (i.e., biannual) annual stockholders' meeting (or such other annual date selected by the Committee) beginning with calendar year 1997 (or such later year as determined by the Committee).

     7.2   Price. The purchase price for Performance Shares shall be zero unless
           -----
otherwise specified by the Committee.

     7.3   Performance Share Agreement. Prior to the beginning of the applicable
           ---------------------------
Performance Period (as defined below), subject to the provisions of this Plan, all the terms and conditions of an award of Performance Shares shall be determined by the Committee in its discretion and shall be confirmed by a Performance Share Award Agreement which shall be executed by the Company and the Participant.

     7.4   Performance Periods. Unless otherwise determined by the Committee,
           -------------------
any time period (the "Performance Period") relating to a Performance Share award shall be at least two years in length.

     7.5   Performance Goals.  Performance Shares shall be earned based upon the
           -----------------
financial performance of the Company or an operating group of the Company during a Performance Period. Prior to the beginning of the applicable Performance Period, the Committee will establish in writing targets for the Company (and/or an operating group of the Company, if applicable) over the Performance Period ("Performance Goals"), which shall be based on any of the following performance criteria, either alone or in any combination, and on either a consolidated or business unit level, as the Committee may determine: sales, net asset turnover, earnings per share, cash flow, cash flow from operations, operating profit or income, net income, operating margin, net income margin, return on net assets, return on total assets, return on common equity, return on total capital, and total shareholder return. The foregoing criteria shall have any reasonable definitions that the Committee may specify, which may include or exclude any or all of the following items as the Committee may specify; extraordinary, unusual or nonrecurring items; effects of accounting changes; effects of financing activities (e.g., effect on earnings per share of issuance of convertible debt securities); expenses for restructuring or productivity initiatives; other non-operating items; spending for acquisitions; effects of divestitures; and effects of litigation activities and settlements. Any such performance criterion or combination of such criteria may apply to the Participant'' Award opportunity in its entirety or to any designated portion or portions of the Award opportunity, as the Committee may specify. Unless the Committee determines otherwise for any Performance Period, extraordinary items, such as capital gains and losses, which affect any performance criterion applicable to the Award (including but not limited to the criterion of net income) shall be excluded or included in determining the extent to which the corresponding performance goal has been achieved, whichever will produce the greater Award. The Performance Goals may vary for different Performance Periods and need not be the same for each Participant receiving an Award for a Performance Period. The Committee may, in its discretion, vary the terms and conditions of any Performance Share Award, including, without limitation, the Performance Period and Performance Goals.

     7.6   Earning of Performance Shares. After the applicable Performance
           -----------------------------
Period shall have ended, the Committee shall determine the extent to which the established Performance Goals have been achieved. Subsequently, each recipient of Performance Shares shall be entitled to receive or retain the number of Performance Shares under the Award, if any, earned by the Participant over the Performance Period. A Participant may earn more or less than the number of Performance Shares originally awarded, or no Performance Shares at all. Performance Shares shall be paid in the form of Company Stock. Unrestricted certificates representing such number of shares of Stock as equals the number of Performance Shares earned under the Award shall be delivered to the Participant as soon as practicable after the end of the applicable Performance Period. Participants shall also be entitled to any dividends or other distributions that have been or would have been paid or earned in respect of such shares of Common Stock had such shares been outstanding during the period from the initial Award date to the final payout on the Performance Shares, and may be paid in the form of Common Stock. Unless otherwise provided, in its discretion, by the Committee, any such dividends or other distributions shall not bear interest.

     7.7   Termination of Service as a Director. Unless otherwise determined by
           ------------------------------------
the Committee, in the event the status of a Participant as a Director is terminated by reason of death or Disability during a Performance Period, the Participant shall receive a prorated payout with respect to the Performance Shares relating to such Performance Period. The prorated payout shall be determined by the Committee, in its sole discretion, and shall be based upon the length of time that the Participant held the Performance Shares during the Performance Period and based upon the achievement of the established Performance Goals. Distribution of earned Performance Shares shall be made at the same time payments are made to Participants whose service as a Director does not terminate during the applicable Performance Period. In the event that a Participant ceases to be a Director for any reason other than death or Disability, all Performance Shares shall be forfeited by the Participant to the Company, unless otherwise determined by the Committee.

     7.8   Non-Transferability.  Except as provided in an Agreement, Performance
           -------------------
Shares may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, a Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant, the Participant's legal Representative.


                                 ARTICLE VIII
                                 ------------

                                DEFERRED STOCK
                                --------------

     8.1   General.  The Committee shall have authority to grant Deferred Stock
           -------
under this Plan at any time or from time to time, including in connection with a Conversion Election. Shares of Deferred Stock may be awarded either alone or in addition to other Awards granted under this Plan. The Committee shall determine the persons to whom and the time or times at which Deferred Stock will be awarded, the number of shares of Deferred Stock to be awarded to any Participant, the duration of the period (the "Deferral Period") prior to which the Common Stock will be delivered, and the conditions under which receipt of the Common Stock will be deferred and any other terms and conditions of the Awards. Each Award shall be confirmed by, and be subject to the terms of, an Agreement. The Committee may condition the grant of Deferred Stock upon the attainment of specified performance goals by the Participant or by the Company or an Affiliate, including a division or department of the Company or an Affiliate, for or within which the Participant is primarily employed or upon such other factors or criteria as the Committee shall determine. The provisions of Deferred Stock Awards need not be the same with respect to any Participant.

     8.2   Terms and Conditions.  Deferred Stock Awards shall be subject to the
           --------------------
following terms and conditions:

           (a) Limitations on Transferability. Subject to the provisions of this
               ------------------------------
     Plan and except as may otherwise be provided in an Agreement, neither Deferred Stock Awards, nor any interest therein, may be sold, assigned, margined, transferred, pledged or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or Elective Deferral Period as defined in Section 8.2(e), where applicable), the Committee shall deliver Common Stock to the Participant for the shares covered by the Deferred Stock Award.

           (b) Rights. Unless otherwise determined by the Committee and subject
               ------
     to this Plan, cash dividends on the Common Stock that is the subject of the Deferred Stock Award shall be automatically deferred and reinvested in additional Deferred Stock, and dividends on the Common Stock that is the subject of the Deferred Stock Award payable in Common Stock shall be paid in the form of Deferred Stock of the same class as the Common Stock on which such dividend was paid.

           (c) Criteria. Based on service, performance by the Participant or by
               --------
     the Company or the Affiliate, including any division or department for which the Participant is employed or such other factors or criteria as the Committee may determine, the Committee may provide for the lapse of deferral limitations in installments and may accelerate the vesting of all or any part of any Award and waive the deferral limitations for all or any part of such Award.

           (d) Forfeiture. Unless otherwise provided in an Agreement or
               ----------
     determined by the Committee, if the Participant ceases to be a Director during the Deferral Period due to death or Disability, the restrictions shall lapse and the Participant shall be fully vested in the Deferred Stock and shares of Common Stock shall be delivered to the Participant. Unless otherwise provided in an Agreement or determined by the Committee, upon a Participant's ceasing to be a Director for any reason during the Deferral Period other than death or Disability, the rights to the shares still covered by the Award shall be forfeited by the Participant, except the Committee shall have the discretion to waive in whole or in part any or all remaining deferral limitations with respect to any or all of such Participant's Deferred Stock.

           (e) Election. A Participant may elect to further defer receipt of the
               --------
     Deferred Stock payable under an Award (or an installment of an Award) for a specified period or until a specified event, subject in each case to the Committee's approval and to such terms as are determined by the Committee. Subject to any exceptions adopted by the Committee, such election must be made at one (1) year prior to completion of the Deferral Period for the Award.

                                  ARTICLE IX
                                  ----------

                                 MISCELLANEOUS
                                 -------------

     9.1   Amendments and Termination. The Board may amend, alter or discontinue
           --------------------------
the Plan at any time, but no amendment, alteration or discontinuation shall be made which would impair the rights of a Participant under an Award theretofore granted without the Participant's consent, except such an amendment (a) made to avoid an expense charge to the Company or an Affiliate, (b) made to cause the Plan to qualify for the exemption provided by Rule 16b-3, or (c) made to permit the Company or an Affiliate a deduction under the Code. In addition, no such amendment shall be made without the approval of the Company's stockholders to the extent such approval is required by law or agreement. To the extent required by law and notwithstanding the foregoing, the Plan may not be amended more than once every six (6) months to change the Plan provisions listed in section
(c)(2)(ii)(A) of Rule 16b-3, other than to comport with changes in the Code or Rule 16b-3.

     The Committee may amend, alter or discontinue the Plan or an Award at any time on the same conditions and limitations (and exceptions to limitations) as applies to the Board's authority to amend the Plan and further subject to any approval or limitations the Board may impose.

     The Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules, as well as other developments, and to grant Awards which qualify for beneficial treatment under such rules without stockholder approval. Notwithstanding anything in the Plan or an Agreement to the contrary, if any right under this Plan or an Agreement would cause a transaction to be ineligible for pooling of interest accounting that would, but for the right hereunder, be eligible for such accounting treatment, the Board or the Committee may modify or adjust the right so that pooling of interest accounting is available.

     9.2   General Provisions.
           ------------------

           (a) Representation. The Committee may require each person purchasing
               ---------------
     or receiving shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof in violation of the Securities Act. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

           (b) Withholding. If determined to be required to protect the Company,
               -----------
     no later than the date as of which an amount first becomes includable in the gross income of the Participant for Federal income tax purposes with respect to any Option, the Participant shall pay to the Company (or other entity identified by the Committee), or make arrangements satisfactory to the Company or other entity identified by the Committee regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Option that gives rise to the withholding requirement, provided that any applicable requirements under Section 16 of the Exchange Act are satisfied. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant.

           (c) Controlling Law. The Plan and all Awards made and actions taken
               ---------------
     thereunder shall be governed by and construed in accordance with the laws of the State of Delaware (other than its law respecting choice of law). The Plan shall be construed to comply with all applicable law, and to avoid liability to the Company, an Affiliate or a Participant, including, without limitation, liability under Section 16(b) of the Exchange Act.

           (d) Offset. Any amounts owed to the Company or an Affiliate by the
               ------
     Participant of whatever nature may be offset by the Company from the value of any shares of Common Stock, cash or other thing of value under the Plan or an Agreement to be transferred to the Participant, and no shares of Common Stock, cash or other thing of value under the Plan or an Agreement shall be transferred unless and until all disputes between the Company and the Participant have been fully and finally resolved and the Participant has waived all claims to such against the Company or an Affiliate.

           (e) Fail-Safe. With respect to persons subject to Section 16 of the
               ---------
     Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or Rule 16a-1(c)(3). To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 or Rule 16a-1(c)(3) to be stated therein, such provision shall be deemed to be incorporated by reference into the Plan with respect to Participants subject to Section 16.

           (f) Right to Capitalize. The grant of an Award shall in no way affect
               -------------------
     the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidation, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     9.3   Special Provisions Regarding a Change in Control. Notwithstanding any
           ------------------------------------------------
other provision of the Plan to the contrary, unless otherwise provided in an Agreement, in the event of a Change in Control:

           (a) Any Stock Options outstanding as of the date of such Change in Control and not then exercisable shall become fully exercisable to the full extent of the original grant;

           (b) Any restrictions or deferrals applicable to Deferred Stock shall lapse, and such Award shall become free of all restrictions and become fully vested and transferable to the full extent of the original grant;

           (c) Any Performance Goal or other condition with respect to any Performance Shares shall be deemed to have been satisfied in full, and the Award shall be fully distributable;

           (d) The Committee shall have full discretion, notwithstanding anything herein or in an Agreement to the contrary, to do any or all of the following with respect to an outstanding Award:

               (1) To cause any Award to be cancelled, provided notice of at least 15 days thereof is provided before the date of cancellation;

               (2) To provide that the securities of another entity be
                   substituted hereunder for the Common Stock and to make equitable adjustment with respect thereto;

               (3) To grant the Participant by giving notice during a pre-set period to surrender all or part of an Award to the Company and to receive cash in an amount equal to the amount by which the "Change of Control Price" (as defined in Section 9.4(c) per share of Common Stock on the date of such election shall exceed the amount which the Participant must pay to exercise the Award per share of Common Stock under the Award (the "Spread") multiplied by the number of shares of Common Stock granted under the Award;

               (4) To require the assumption of the obligation of the Company under the Plan subject to appropriate adjustment; and

               (5) To take any other action the Committee determines to take.

     9.4 For purposes of this Section, "Change in Control Price" means the higher of (i) the highest reported sales price of a share of Common Stock in any transaction reported on the principal exchange on which such shares are listed or on NASDAQ during the sixty (60) day period prior to and including the date of a Change of Control, or (ii) if the Change in Control is the result of a corporate transaction, the highest price per share of Common Stock paid in such tender or exchange offer or a corporate transaction.

To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Committee.

     9.5   Awards in Substitution for Awards Granted by Other Corporations.
           ---------------------------------------------------------------
Awards may be granted under this Plan from time to time in substitution for awards held by Directors in respect of other plans of other entities. The terms and conditions of the Awards so granted may vary from the terms and conditions set forth in this Plan at the time of such grant as the majority of the members of the Committee may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

     9.6   Delay. If at the time, the Participant is subject to "short-swing"
           -----
liability under Section 16 of the Exchange Act, any time period provided for under the Plan, to the extent necessary to avoid the imposition of liability, shall be suspended and delayed during the period the Participant would be subject to such liability.

     9.7   Headings. The headings contained in the Plan are for reference
           --------
purposes only and shall not affect the meaning or interpretation of the Plan.

     9.8   Severability. If any provision of the Plan shall for any reason be
           ------------
held to be invalid or unenforceable, such invalidity or unenforceability shall not effect any other provision hereby, and the Plan shall be construed as if such invalid or unenforceable provision were omitted.

     9.9   Successors and Assigns. The Plan shall inure to the benefit of and be
           ----------------------
binding upon each successor and assign of the Company. All obligations imposed upon a Participant, and all rights granted to the Company hereunder, shall be binding upon the Participant's heirs, legal representatives and successors.

     9.10  Entire Agreement.  The Plan and the Agreement constitute the entire
           ----------------
agreement with respect to the subject matter hereof and thereof, provided that in the event of any inconsistency between the Plan and the Agreement, the terms and conditions of the Plan shall control.


     Executed as of August 28, 1996.



                                          CUNO INCORPORATED



                                       By:    /s/  Paul J. Powers
                                          --------------------------

                               CUNO INCORPORATED
                              400 Research Parkway
                          Meriden, Connecticut  06450

                                     PROXY

                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                      FOR
               THE ANNUAL MEETING OF STOCKHOLDERS, MARCH 25, 1999

  The undersigned hereby appoints Paul J. Powers, Mark G. Kachur, and Frederick
C. Flynn, Jr., and each or any of them, attorneys and proxies with full power of substitution, to represent the undersigned and to vote all shares of stock of CUNO Incorporated which the undersigned is entitled to vote at the Annual Meeting of Stockholders of CUNO Incorporated to be held at the Radisson Hotel & Conference Center, 100 Berlin Road, Cromwell, Connecticut on Thursday, March 25, 1999, at 10:00 a.m., or any adjournments or postponements thereof, upon all matters as set forth in the Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged.

              (Continued and to be signed and dated on other side)
--------------------------------------------------------------------------------
                          /\ FOLD AND DETACH HERE /\



Directions to the Radisson

Traveling North: Interstate 91N to exit 21. Turn left.
Traveling South: Interstate 91S to exit 21. Turn left.
                    Or                                    (Map is inserted here)
Traveling East: I-84 to Exit 27 to Route 691E
(Meriden/Middletown) to I-91N. Take exit 21. Turn left.
Traveling West: I-84 to Hartford Interchange to I-91S to exit 21. Turn left.

THIS PROXY WILL BE VOTED AS DIRECTED BELOW, OR IF RETURNED EXECUTED WITH NO DIRECTION GIVEN, WILL BE VOTED FOR THE ELECTION OF ALL OF THE NOMINEES AS DIRECTORS, AND FOR RATIFICATION OF ERNST & YOUNG LLP AS AUDITORS.


                                                      Please mark    [X]
                                                      your votes as
                                                      indicated in
                                                      this example

1.  ELECTION OF DIRECTORS               Nominees: Frederick C. Flynn, Jr.,           The Board of Directors recommends a vote FOR
                                                  C. Edward Midgley,                  approval of the amendment.
                                                  Paul J. Powers, and
                                                  David L. Swift

FOR all nominees        WITHHOLD        The Board of Directors recommends a vote     2. APPROVE CUNO INCORPORATED 1998 STOCK INCEN-
listed to the right     AUTHORITY       FOR the election of all the nominees as         TIVE PLAN-FIRST AMENDMENT
except as marked      to vote for all   directors. If you wish to withhold authority
(to the contrary)     nominees listed   to vote for any individual nominee, write that
                      to the right      nominee's name in the space provided below.
                                                                                             FOR         AGAINST        ABSTAIN
   [   ]                 [    ]         -----------------------------------------           [   ]         [   ]          [  ]


The Board of Directors recommends a     The Board of Directors recommends a vote FOR  5. IN THEIR DISCRETION, THE PROXIES ARE AUTHO-
vote FOR approval of the amendment.     the approval of the auditors.                    RIZED TO VOTE UPON SUCH OTHER BUSINESS AS
3. APPROVE NON-EMPLOYEE DIRECTORS'      4. RATIFY SELECTION OF ERNST & YOUNG LLP AS      MAY PROPERLY COME BEFORE THE MEETING OR ANY
   STOCK OPTION PLAN-FIRST AMENDMENT       INDEPENDENT AUDITORS                          ADJOURNMENTS OR POSTPONEMENTS THEREOF.

       FOR    AGAINST  ABSTAIN                FOR      AGAINST     ABSTAIN
      [   ]     [  ]    [  ]                 [   ]      [   ]       [   ]


                                                                                            PLEASE SIGN, DATE AND RETURN PROMPTLY
                                                                                                    IN ENCLOSED ENVELOPE

                                                                                         Dated:                               , 1999

                                                                                               -------------------------------

                                                                                                -------------------------------

                                                                                                -------------------------------
                                                                                                 Signature of Stockholder(s)

                                                                                         THIS PROXY SHOULD BE SIGNED EXACTLY AS NAME
                                                                                         APPEARS HEREON. Executors, administrators,
                                                                                         trustees, attorneys, etc., should give full
                                                                                         title as such. If the signer is a
                                                                                         corporation or partnership, please sign
                                                                                         full corporate or partnership name by duly
                                                                                         authorized officer.

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                                 Annual Meeting
                                       of
                                  Shareholders
                                       of

                               CUNO INCORPORATED
                                 March 25, 1999
                                       at
                       Radisson Hotel & Conference Center
                     100 Berlin Road, Cromwell, Connecticut
                            beginning at 10:00 a.m.